UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05685

Williamsburg Investment Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

John H. Chilton, Esq.

Sullivan & Worcester LLP 1666 K Street NW Washington, D.C. 20006
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Davenport Core Leaders Fund (DAVPX)

Davenport Value & Income Fund (DVIPX)

Davenport Equity Opportunities Fund (DEOPX)

Davenport Small Cap Focus Fund (DSCPX)

Davenport Balanced Income Fund (DBALX)

Davenport Insider Buying Fund (DBUYX)

ANNUAL REPORT

March 31, 2024

THE DAVENPORT FUNDS
LETTER TO SHAREHOLDERS (Unaudited)	April 24, 2024

Dear Shareholders,

Equity markets continued to be kind to investors as we ended the 2024 fiscal year. Resilient economic growth and reassuring corporate earnings allowed stocks to build upon last year’s gains. Growth-oriented stocks continued to outperform, although market gains were fairly broad. For the final fiscal quarter, the S&P 500® Index gained 10.56% to record highs and the Russell 2000® Index advanced 5.18%. Three primary forces seem to be driving markets: the economy, Federal Reserve (the “Fed”) policy and artificial intelligence (AI).

Let’s take a look at these forces. First and foremost is the economy, which has been a positive surprise. A year ago, calls for a recession or so-called “hard landing” were widespread as investors thought higher interest rates would put the brakes on economic growth. Investors then shifted towards acceptance of a “soft landing” as the economy kept chugging along. Now, many pundits are embracing the notion of “no landing” as the economy continues to surprise to the upside. In fact, third quarter Gross Domestic Product (GDP) grew 3.2% as compared to expectations for 2%. What’s more, growth has surpassed 2% for six straight quarters, defying calls for economic weakness.

Then there’s the Fed’s interest rate policy. Late last year, policymakers indicated the rate hike cycle had ended alongside evidence of cooling inflation. They even signaled the likelihood of interest rate cuts in 2024 in order to stimulate the economy amidst any signs of weakness. The notion of a shift to more accommodative policy helped prompt a violent year-end rally for stocks. Recent economic strength makes such cuts less likely, yet markets have continued rallying anyway. So what gives? For one, it appears investors are prioritizing reduced recession risks over delayed rate cuts. Two, while rate cuts may take longer than thought to come to fruition, the Fed is standing at the ready and providing an implicit backstop to the economy and markets.

Finally there’s the powerful theme of generative artificial intelligence (AI), which stormed onto the scene early last year and continues to captivate market participants. The new era of AI holds tremendous promise and could drive workforce productivity, enable cost savings and lead to a vast array of new products and services. Corporations are spending heavily to incorporate generative AI into their businesses and enablers of the technology, particularly large cap technology companies, continue to lure investors. Case in point is NVIDIA (NVDA), which makes the computing chips with massive power and scale required to support generative AI demand. Shares of NVDA were up an astonishing 82% in the fiscal fourth-quarter after more than tripling last year.

Overall, the current environment does indeed appear to be very supportive of equities. The economy is on firm footing, the policy backdrop is constructive, and a generational technology shift is creating new growth opportunities. The primary negative is that the market’s overall valuation now seems to reflect much of the good news. Many stocks are hitting new highs and the S&P 500® is now trading at 21x earnings estimates for this year, relatively high when compared to recent years (the 10-year average is 18x). As one might expect, investor sentiment has also improved dramatically. We wouldn’t say investors are euphoric, but they are definitely feeling much better versus a year ago when pessimism was widespread.

This all leads us to say the market’s risk/reward profile seems more balanced following a stretch of robust gains. We are still finding deals, many of which fall outside the large cap technology arena. However, we are sensitive to higher valuations and the overall opportunity set is a somewhat smaller than 6-12 months ago. Thank you for your trust and please refer to our Fund letters for performance updates and specific ideas.

Davenport Core Leaders Fund

The following chart represents Davenport Core Leaders Fund’s (DAVPX) performance and the performance of the S&P 500® Index*, the Core Leaders Fund’s primary benchmark, for the periods ended March 31, 2024.

							Fiscal
						Since	Year 2024
	Fiscal Q4					Inception	Expense
	2023	1 Year	3 Years**	5 Years**	10 Years**	1/15/98**	Ratio
Core Leaders Fund	10.05%	36.76%	10.36%	13.04%	11.02%	8.02%	0.87%
S&P 500® Index*	10.56%	29.88%	11.49%	15.05%	12.96%	8.73%

30-Day SEC Yield: 0.16%; Expense Ratio in current prospectus: 0.87%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	The S&P 500® Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. Standard & Poor’s Financial Services LLC, a division of S&P Global, is the source and owner of the registered trademarks related to the S&P 500® Index. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns greater than one year are annualized.

Fiscal Year-End 2024 Market Review

The Davenport Core Leaders Fund (DAVPX) enjoyed a strong end to the fiscal year, advancing 10.05% in the fiscal fourth-quarter, which slightly lagged the 10.56% gain for the S&P 500® Index. For the fiscal year, the Fund appreciated 36.76% compared to the 29.88% return for the Index. We are pleased to have ended with a strong 2023 fiscal year and note that on a 1-year basis the Fund is up more than 40% with the S&P 500® up roughly 34%.

Fund Update

Contributors: The Fund’s top performers for the period included many of last year’s winners. Front and center was semiconductor juggernaut NVIDIA Corp. (NVDA), which advanced north of 80% during the period alongside strong results and excitement around new product introductions. Despite being one of our best performers, our lower weighting in NVDA actually served as a headwind to relative performance. Meta Platforms, Inc. (META) and Amazon.com, Inc. (AMZN) also continued their momentum with gains of 37% and 19%, respectively. After struggling in 2023, Walt Disney Co. (DIS) was a key contributor, with the shares advancing roughly 35% alongside solid results and increased optimism regarding the potential outcomes of the ongoing proxy battle and internal strategic initiatives. As you may recall, we added to this position last summer at what has proved to be an attractive price. Despite recent advances, we think Disney has more gas in the tank and it remains one of our top positions.

Detractors: Key detractors for the period included Abobe, Inc. (ADBE), Air Products & Chemicals, Inc. (APD), Apple, Inc. (AAPL) and UnitedHealth Group, Inc. (UNH). Both Adobe and Air Products experienced declines in response to disappointing earnings announcements. We elected to add to each on weakness (see below for more detail). After a near 50% advance in 2023, AAPL shares have struggled this year under the weight of slowing iPhone sales, regulatory challenges and the threat of emerging competition in China. Though we regard Apple as one of the soundest businesses and most valuable brands in the world, we maintain an underweight posture in the name. UnitedHealth, along with other managed care providers, struggled during the quarter due to concerns that increased utilization in the health care system (i.e. more people visiting the doctor and having procedures) might weigh on profitability. Ultimately, we think the business can overcome these near term headwinds and will continue to track to longer term objectives of double-digit earnings growth and significant free cash flow generation.

Fund Activity

We added to positions in Adobe and Air Products amid weakness. Adobe reported Q1 results that broadly exceeded consensus estimates. However, the Q2 guide fell short of expectations and the stock traded lower on the news. While the full year guide requires a stronger second half growth acceleration, management expressed confidence in achieving the full year financial targets. We consider this move a short-term disconnect from our positive long-term fundamental view of the company’s growth trajectory. Air Products (APD) shares weakened materially after the company fell short of quarterly earnings expectations, offered below-consensus guidance and pushed out the timing of large capital projects. Despite significant revisions to estimates, earings per share (EPS) and earnings before interest, taxes, depreciation, and amortization (EBITDA) are still expected to grow high single digits this year. More importantly, the company still expects to achieve long-run growth objectives in the low double digits. With the stock’s valuation contracting nearly 40% over the last year, we believe recent weakness presented a buying opportunity.

We initiated a position in Rockwell Automation, Inc. (ROK) during the fiscal fourth-quarter. Rockwell is a leader in industrial automation and digital transformation. The company is distinguished in its ability to integrate discrete, hybrid, and process manufacturing into a single operating platform known for its flexibility and efficiency. Rockwell has a quality track record of high returns and growth, driven by leveraging technology investments and significantly expanding its global addressable market to over $100 billion. Recent results, however, disappointed investors with both sales and earnings coming in below consensus targets for the first quarter. Longer term, we think the company is favorably aligned with powerful secular growth factors that may support attractive long-term sales and earnings growth. Automation and digital transformation, in particular, could serve to play an important role in enhancing productivity and operating results for the industry for many years to come. Following the first quarter earnings miss, Rockwell shares moved into a valuation range well below historical averages. We believe the current valuation presents an attractive opportunity to establish an investment.

Conclusion

In our third quarter 2023 letter, we cautioned that it would likely prove difficult to replicate the returns of the prior year. While that message remains the same with only a quarter behind us since then, we are pleased to have finished the fiscal year with strong momentum. As we hope to have illustrated, we continue to rigorously apply our process of constant optimization to the strategy, striving to take advantage of attractive opportunities in what we consider the best businesses in the world.

Davenport Value & Income Fund

The following chart represents Davenport Value & Income Fund (DVIPX) performance and the performance of the Russell 1000® Value Index*, the Value & Income Fund’s primary benchmark, the S&P 500® and the Lipper Equity Income Index for the periods ended March 31, 2024.

							Fiscal
						Since	Year 2024
	Fiscal Q4					Inception	Expense
	2023	1 Year	3 Years**	5 Years**	10 Years**	12/31/10**	Ratio
Value & Income Fund	7.26%	14.78%	4.96%	7.50%	7.55%	9.77%	0.87%
Russell 1000® Value Index	8.99%	20.27%	8.11%	10.32%	9.01%	10.64%
S&P 500® Index*	10.56%	29.88%	11.49%	15.05%	12.96%	13.58%
Lipper Equity Income Index*	7.85%	18.48%	8.77%	10.58%	9.20%	7.67%

30-Day SEC Yield: 1.63%; Expense Ratio in current prospectus: 0.88%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	The Russell 1000® Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. London Stock Exchange Group PLC and its group undertakings (collectively, the “LSE Group”). © LSE Group 2024. FTSE Russell is a trading name of certain LSE Group companies. “Russell®” is a trademark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote/sponsor/endorse the content of this communication. The S&P 500® Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. Standard & Poor’s Financial Services LLC, a division of S&P Global, is the source and owner of the registered trademarks related to the S&P 500® Index. The Lipper Equity Income Index is an unmanaged index of the 30 largest Funds in the Lipper Equity Income Fund category. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns greater than one year are annualized.

Fiscal Year-End 2024 Market Review

The Davenport Value & Income Fund (DVIPX) advanced 7.26% in the fiscal fourth-quarter of 2023, trailing the Russell 1000 Value® Index’s 8.99% return over the same time frame. For the fiscal year, the Fund returned 14.78%, behind the Russell 1000 Value® Index’s 20.27%. The S&P 500® Index returned 29.88% in fiscal 2023. The biggest driver of the Fund’s performance vs. its benchmark came from Consumer Staples and Energy holdings. According to FactSet, momentum and growth factors outperformed for the quarter.

The robust quarter was particularly noteworthy amid flattish earnings estimates. Said another way, the market’s gain was driven by multiple expansion, rather than earnings growth. The gains also came despite expectations for fewer interest rate cuts, as a relatively decent economy has provided wider latitude for The Fed to sit tight. (On the first day of April, strong economic data sent interest rates higher, pushing the market’s expectations for potential interest rate cuts further into the future). To the extent interest rates remain higher for longer, that ought to benefit companies such as those we own in the Value & Income Fund with more near-and-present cash flows vs. newly-public companies whose cash flows are projected to emerge in the distant future.

Fund Update

Contributors: The Fund’s top performer for the fiscal fourth-quarter was Walt Disney Co. (DIS), amid improving fundamentals, greater cost efficiency, and a proxy battle won by Disney. Software and cloud computing provider Oracle Corp. (ORCL) ranked second for the period following strong quarterly results, while several of the Fund’s financial holdings also produced high-teens percentage gains for the quarter, including JPMorgan Chase & Co. (JPM), Wells Fargo & Co. (WFC), Berkshire Hathaway, Inc. (BRK.B), and Fairfax Financial Holdings Ltd. (FRFHF).

Detractors: By contrast, historically defensive sectors underperformed during the quarter, and those sectors had a 100% participation rate among the Fund’s six holdings that produced negative returns for the quarter: Keurig Dr. Pepper, Inc. (KDP), Anheuser-Busch InBev S.A. (BUD), McDonald’s Corp. (MCD), Philip Morris International, Inc. (PM), Sanofi S.A. (SNY), and Comcast Corp. (CMCSA) each dipped by a single-digit percentage for the quarter.

Fund Activity

After making relatively few changes to the Fund in the previous quarter, we were more active in the fiscal fourth-quarter of 2023, exiting five holdings: United Parcel Service, Inc. (UPS), Diageo PLC (DEO), Coterra Energy, Inc. (CTRA), Bunge Global S.A. (BG), and Target Corp. (TGT). Six new positions were added: Johnson Controls International Plc (JCI), Becton Dickinson and Co (BDX), Citigroup, Inc. (C), Genuine Parts Co. (GPC), Intel Corp. (INTC), and HP, Inc. (HPQ). In broad terms, we added companies that we believe have solid control over their own destiny, in the form of strong pricing power, in-flight cost-saving initiatives, and financial flexibility. By contrast, we exited companies with relatively less control of near-term dynamics (e.g. Coterra’s production is relatively unhedged and it doesn’t control the price of natural gas, which sits near 30-year lows). Intel and HP should benefit from the inexorable demand for greater computing power, while Becton should benefit from an ongoing recovery in elective medical procedures. Among our six recent purchases are two dividend achievers (Becton has raised its dividend 52 consecutive years, while Genuine Parts has grown its dividend 68 straight years).

Speaking of dividends, during the fiscal fourth-quarter, 17 of our holdings raised their dividends, led by Fairfax (FRFHF), which increased its dividend +50%; Deere & Co. (DE) +23%, and Brookfield Asset Management Ltd. (BAM) +19%. Several of our companies also deserve special mention for continuing long-standing stretches of annual dividend increases, including Walmart Inc. (WMT) with 51 straight years of higher dividends, Chevron Corp. (CVX) with 37 years, and NextEra Energy, Inc. (NEE) with 30 years.

Conclusion

The Davenport Value & Income Fund offers a dividend yield and dividend growth rate that are competitive vs. the broad market. We are enthusiastic about owning companies with long dividend track records, as dividends (including reinvestment) have comprised nearly half of the S&P 500® Index’s total return over the past 30 years. We would submit that companies which grow their dividends for 30+ years – through recessions, wars, pandemics, and other global tumult – have demonstrated the strength of their business models. Count on us to stick to our knitting and keep our feet on solid ground by investing in companies that can compound returns for shareholders steadily over time.

Davenport Equity Opportunities Fund

The following chart represents Davenport Equity Opportunities Fund (DEOPX) performance and the performance of the Russell Midcap® Index*, the Fund’s primary benchmark, and the S&P 500® Index* for the periods ended March 31, 2024.

							Fiscal
						Since	Year 2024
	Fiscal Q4					Inception	Expense
	2023	1 Year	3 Years**	5 Years**	10 Years**	12/31/10**	Ratio
Equity Opportunities Fund	10.94%	34.01%	9.13%	14.44%	11.18%	12.92%	0.87%
Russell Midcap® Index	8.60%	22.35%	6.07%	11.10%	9.95%	11.36%
S&P 500® Index*	10.56%	29.88%	11.49%	15.05%	12.96%	13.58%

30-Day SEC Yield: 0.11%; Expense Ratio in current prospectus: 0.89%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000®. London Stock Exchange Group PLC and its group undertakings (collectively, the “LSE Group”). © LSE Group 2024. FTSE Russell is a trading name of certain LSE Group companies. “Russell®” is a trademark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote/sponsor/endorse the content of this communication. The S&P 500® Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. Standard & Poor’s Financial Services LLC, a division of S&P Global, is the source and owner of the registered trademarks related to the S&P 500® Index. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns greater than one year are annualized.

Fiscal Year-End 2024 Market Review

The Davenport Equity Opportunities Fund (DEOPX) experienced a strong end to the fiscal year, advancing 10.94%. This result bested the 8.60% gain for the Russell Midcap® Index, building upon strong performance in 2023. For the fiscal year, the Fund advanced 34.01% compared to the 22.35% return for the Index.

Fund Update

Contributors: One of our newest additions to the Fund, specialty insurer Kinsale Capital Group, Inc. (KNSL), was the strategy’s top contributor for the period. Kinsale posted strong Q4 results that put to bed investor concerns regarding the company’s ability to sustain profitable growth at an above average rate. Though we view the shares as more fairly valued following a 55%+ ytd advance, we believe earnings per share can compound at a 15-20% rate for the foreseeable future driven by market share gains, price increases and rising investment income. Other key contributors for the period included DraftKings, Inc. (DKNG) and Martin Marietta Materials, Inc. (MLM). Each of these positions were strong performers during 2023. While we remain attracted to the long term prospects for each, we elected to trim the positions into strength.

Detractors: Mobileye Global, Inc. (MBLY), American Tower Corp. (AMT) and Etsy, Inc. (ETSY) were key detractors during the period. We elected to use weakness to add to positions in MBLY and ETSY. Etsy, a leading ecommerce retailer of bespoke and craft items, has struggled to grow sales following the pandemic during which sales compounded at a rate of 65%. This has sparked a debate around the cyclical vs. secular nature of the recent soft patch. Bulls argue that the company is enduring a cyclical lull, while bears warn that Etsy permanently pulled forward sales during COVID and that competition from new entrants such as new Chinese ecommerce entrant Temu will remain intense. We believe the former to be true, and argue that Etsy’s differentiated brand offers a niche platform where consumers appreciate the unique/authentic experience of buying non-commoditized wares from artisan sellers. We think this, alongside a large addressable market and ecommerce tailwinds make ETSY a secular grower over time. With the stock trading at half its pre-pandemic valuation, we view the risk/reward favorably.

Fund Activity

We initiated a position in Casey’s General Stores, Inc. (CASY) during the fiscal fourth-quarter. Casey’s is the third largest convenience store chain in the U.S. with roughly 2,500 locations across 16 states in the Midwest. The stock has been an extraordinary value creator over time, averaging earnings before interest, taxes, depreciation, and amortization (EBITDA) and earnings per share (EPS) growth of 11% and 15%, respectively over the last 20 years. While we wish we bought the stock earlier, we think there is significant growth runway. In addition to consistent same-store sales growth and ongoing margin expansion, we think the company can double its store base within its current footprint via new store development and acquisitions – both of which represent high-return uses of capital. With debt/EBITDA at ~1.6x, the company has significant flexibility to support growth initiatives and return excess capital to shareholders via share repurchases. Despite these attributes, we note that the stock is trading at the low end of its 5-year valuation range, resulting in what we believe to be an attractive entry point.

We also initiated a position in Richmond, VA based leading used car retailer CarMax, Inc. (KMX). We have owned KMX in the past and continued to follow the company as it navigated tougher financial conditions, inflation, industry supply issues and difficult comparisons resulting from the COVID induced pull-forward. Though results are likely to remain challenged in the near term, we think sales and earnings are in the process of bottoming. We also believe the pandemic induced sales volatility obfuscated many improvements in the business model over the last several years. With much of the heavy lifting on its omni-channel investments in the rear view mirror, KMX now boasts a unique combination of digital and physical assets that should result in market share gains as the industry recovers. We also note that the balance sheet is in solid shape, enabling the company to resume activity on its $2.4 billion share repurchase authorization (more than 20% of the current market cap) during the last quarter. While the company is unlikely to repeat its peak pandemic EPS mark of ~$7.00 any time soon, we view the risk/reward profile favorably given the potential for EPS to edge north of $5.00 in a healthier used car environment.

Conclusion

We are pleased with recent results and continue to find compelling opportunities to put capital to work in strong franchises with compelling growth prospects. Despite what may prove to be an unsustainably strong end to the fiscal year, we believe the Fund strikes an attractive balance between growth, value, timeliness and quality.

Davenport Small Cap Focus Fund

The following chart represents performance of the Davenport Small Cap Focus Fund (DSCPX) and the performance of the Fund’s primary benchmark, the Russell 2000® Index*, for the periods ended March 31, 2024.

						Fiscal
					Since	Year 2024
	Fiscal Q4				Inception	Expense
	2023	1 Year	3 Years**	5 Years**	12/31/14**	Ratio
Small Cap Focus Fund	9.28%	24.59%	8.69%	15.31%	11.94%	0.88%
Russell 2000® Index*	5.18%	19.71%	(0.10)%	8.10%	7.79%

30-Day SEC Yield: 0.67%; Expense Ratio in current prospectus: 0.91%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	The Russell 2000® Index measures the performance of the 2000 smallest companies in the Russell 3000® Index. Frank Russell Company (“Russell”) is the source and owner of the registered trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. An investor cannot invest in an index and index returns are not indicative of the performance of any specific investment. London Stock Exchange Group PLC and its group undertakings (collectively, the “LSE Group”). © LSE Group 2024. FTSE Russell is a trading name of certain LSE Group companies. “Russell®” is a trademark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote/sponsor/endorse the content of this communication. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns greater than one year are annualized.

Fiscal Year-End 2024 Market Review

The Davenport Small Cap Focus Fund (DSCPX) ended the fiscal year on solid footing, producing a gain of 9.28% during the fiscal fourth-quarter. This nicely outpaced the 5.18% gain for the Russell 2000® Index. For the fiscal year, the Fund advanced 24.59% compared to the 19.71% advance for the Index.

Fund Update

Contributors: Kinsale Capital Group, Inc. (KNSL) and HealthEquity, Inc. (HQY) were meaningful contributors during the quarter. We added to both of these positions amid weakness in the prior quarter and were pleased to see quick turnarounds. Kinsale put together an astounding 55% gain during the quarter on the heels of strong results. We consider the shares to be more fairly valued following this recent run; however, remain constructive on the name long-term. HealthEquity also reported solid numbers and subsequently held an investor day that was well received. ESAB Corp. (ESAB) was another top contributor for the period. We have yet to highlight this welding products and consumables business that was formerly part of Colfax Corporation prior to being split from med tech holding Enovis Corp. (ENOV). Though perhaps a “boring” business, ESAB has produced anything but boring results as it has accelerated organic growth, expanded margins, improved free cash flow (FCF) conversion and reduced debt over the years. While the stock is hitting new highs, ESAB still trades at a discount to peers and has a lot of runway for organic growth, mergers and acquisitions (M&A) and capital return through share repurchases.

Detractors: A couple holdings in the cable/telco arena hurt us. Both Cable One, Inc. (CABO) and Shenandoah Telecommunications Co (SHEN) were among our biggest detractors. The industry is broadly struggling with slower subscriber growth and, more recently, the looming expiration of the Affordable Connectivity Program has added another headwind. Both stocks now look very cheap relative to cash flow projections and we think sentiment is nearing a bottom. Outside of cable, convenience store and foodservice snack provider J&J Snack Foods Corp. (JJSF) weighed on results as Q4 earnings came in below expectations. We understand investor disappointment in recent results; however, continue to think the company can leverage its powerful brand portfolio (Icee, Dippin Dots, Hola Churros, etc.), distribution network and debt free balance sheet to produce outsized growth.

Fund Activity

We initiated a position in Vestis Corp. (VSTS) during the quarter. Spun out of Aramark in 2023, Vestis is the 2nd largest provider of uniform rentals and workplace supplies across the United States and Canada. The uniform rental and workplace supply business is an attractive route-based business characterized by a fragmented market, sticky and diverse customer base, and highly recurring revenue streams. After years of underinvestment under Aramark, we believe Vestis is well positioned to benefit from a new management team focused on driving revenue growth and logistics efficiencies. Management is targeting new micro-verticals and increasing cross-selling activities to accelerate revenue growth into the mid-single digits. A new focus on cost discipline, network optimization, and logistics efficiency is anticipated to drive 400-600 basis points (bps) of margin expansion over the next few years. We believe Vestis is undervalued given its potential to significantly improve the fundamental performance of its business over the medium-term. As this occurs, we also believe the shares can re-rate higher.

We also initiated a position in Generac Holdings, Inc. (GNRC). Generac is the leader in home standby generators (HSB) with a burgeoning home energy technology business. Following a boom during the pandemic, GNRC has gone through several quarters of destocking in its HSB business and we think that is nearing an end. The company has grown sales at a 15% compound annual growth rate (CAGR) since its IPO in 2010 and we think significant opportunity remains. Current penetration of home standby generators is ~6.5% (some more mature markets are at 15%+) and each 1% offers a $3B+ market opportunity (GNRC has 70% share). The company is getting little credit for its energy technology business, yet an inflection in profitability should be coming in the 2024/2025 timeframe. Simply getting this business to breakeven (management’s near term target) removes a $300 million earnings before interest, taxes, depreciation, and amortization (EBITDA) drag. Ultimately, we view the risk/reward favorably with the stock at 11x EBITDA vs. a long-term average (and peers) at 16x.

Conclusion

We are pleased with the end of the fiscal year and are grateful for your support as the Davenport Small Cap Focus Fund approaches its 10th year in existence. While we are proud of performance to date, we are confident that our concentrated collection of high-quality businesses can deliver strong risk-adjusted returns into the future. Further, we continue to believe the small cap arena appears timely, with many of the stocks in the asset class having yet to eclipse their 2021 highs.

Davenport Balanced Income Fund

The following chart represents Davenport Balanced Income Fund (DBALX) performance, and performance of the Fund’s primary benchmark, the Russell 1000® Value Index, along with the Morningstar Allocation 50-70% Equity Index, and the blended 60% Russell 1000® Value Index / 40% Bloomberg Intermediate Government/Credit Bond Index for the periods ended March 31, 2024.

						Fiscal
					Since	Year 2024
	Fiscal Q4				Inception	Expense
	2023	1 Year	3 Years**	5 Years**	12/31/15**	Ratio
Balanced Income Fund	4.07%	10.33%	2.88%	5.33%	5.62%	0.93%
Russell 1000® Value*	8.99%	20.27%	8.11%	10.32%	10.25%
Morningstar Moderate Allocation*	5.32%	15.19%	4.05%	7.45%	7.20%
60% Russell 1000® Value/40% BIGC	5.28%	13.13%	4.60%	6.95%	7.02%

30-Day SEC Yield: 2.70%; Expense Ratio in current prospectus: 0.94%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	The Russell 1000® Value Index measures the performance of the Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. London Stock Exchange Group PLC and its group undertakings (collectively, the “LSE Group”). © LSE Group 2024. FTSE Russell is a trading name of certain LSE Group companies. “Russell®” is a trademark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote/sponsor/endorse the content of this communication. : Morningstar Funds in allocation categories seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds, and cash. The Morningstar Moderate Allocation portfolios are dominated by domestic holdings and have equity exposures between 50% and 70%. The blended 60% Russell 1000® Value/40% Bloomberg Intermediate Government/Credit Index is included as an additional comparative index because it is representative of a balanced portfolio consisting of 60% equity and 40% fixed income securities. The Bloomberg Intermediate Government/Credit Index measures the non-securitized component of the U.S. Aggregate Bond Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate rate securities. Intermediate maturity bonds include bonds with maturities of 1 to 9.999 years. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Returns greater than one year are annualized.

Fiscal Year-End 2024 Market Review

The Davenport Balanced Income Fund (DBALX) advanced 4.07% in the fiscal fourth-quarter of 2023, compared to 5.28% for the blended 60% Russell 1000 Value® Index and 40% Bloomberg Intermediate Government/Credit Index. For the fiscal year, the Fund advanced 10.33% compared to the 13.13% advance for the Index. The biggest driver of the Fund’s performance vs. its benchmark came from Consumer Staples and Energy equity holdings. According to FactSet, momentum and growth factors outperformed for the quarter.

It was a robust quarter for equities, which was particularly noteworthy amid flattish earnings estimates. Said another way, the stock market’s gain was driven by multiple expansion, rather than earnings growth. The gains also came despite expectations for fewer interest rate cuts, as a relatively decent economy has provided wider latitude for The Fed to sit tight. To the extent interest rates remain higher for longer, that ought to benefit companies such as those we own with more near-and-present cash flows vs. newly-public companies whose cash flows are projected to emerge in the distant future. Higher rates also should enable the fixed income portion of the Fund to invest in bonds with higher prevailing yields.

Fund Update

Contributors: On the equity side of the ledger, the Fund’s top performer for the quarter was Walt Disney Co (DIS), amid improving fundamentals, greater cost efficiency, and a proxy battle won by Disney. Software and cloud computing provider Oracle Corp. (ORCL) ranked second for the period following strong quarterly results, while several of the Fund’s financial holdings also produced high-teens percentage gains for the quarter, including JPMorgan Chase & Co (JPM), Wells Fargo & Co (WFC), Berkshire Hathaway, Inc. (BRK.B), and Fairfax Financial Holdings Ltd. (FRFHF).

Detractors: By contrast, historically defensive sectors underperformed during the quarter, and those sectors had a 100% participation rate among the Fund’s six holdings that produced negative returns for the quarter: Keurig Dr. Pepper, Inc. (KDP), Anheuser-Busch InBev S.A. (BUD), McDonald’s Corp. (MCD), Philip Morris International, Inc. (PM), Sanofi S.A. (SNY), and Comcast Corp. (CMCSA) each dipped by a single-digit percentage for the quarter.

The fixed income portion of the Fund continued to benefit from high interest rates in the final quarter of 2023. Coming into the year, many investors expected inflation to take a backseat to other risk factors such as global tensions in the Middle East, record government debt and a contentious presidential election. Inflation proved sticky and caught many investors flatfooted. In response, the Fed maintained high interest rates in the hopes of driving inflation down.

Fund Activity

During the quarter our bond transactions reflected a continued effort to lock in higher interest rates for longer to reduce reinvestment risk. Sales included American Express 3.375% 05/03/24, Brookfield 4% 04/01/24 and Apple 4.3% 05/10/33. Purchases included HCA Healthcare 5.45% 04/01/31, Keurig Dr Pepper 5.05% 03/15/29 and Wells Fargo 4.811% 01/15/26, which increased the Fund’s yield.

After making relatively few changes to the Fund’s equity holdings in the third quarter of 2023, we were more active in the fiscal fourth-quarter of 2023, exiting five holdings: United Parcel Service, Inc. (UPS), Diageo PLC (DEO), Coterra Energy, Inc. (CTRA), Bunge Global S.A. (BG), and Target Corp. (TGT). We added six new positions: Johnson Controls International Plc (JCI), Becton Dickinson and Co. (BDX), Citigroup, Inc. (C), Genuine Parts Co. (GPC), Intel Corp. (INTC), and HP, Inc. (HPQ). In broad terms, we added companies that we believe have solid control over their own destiny, in the form of strong pricing power, in-flight cost-saving initiatives, and financial flexibility. By contrast, we exited companies with relatively less control of near-term dynamics (e.g. Coterra’s production is relatively unhedged and it doesn’t control the price of natural gas, which sits near 30-year lows). Intel and HP should benefit from the inexorable demand for greater computing power, while Becton should benefit from an ongoing recovery in elective medical procedures. Among our six recent purchases are two dividend achievers (Becton has raised its dividend 52 consecutive years, while Genuine Parts has grown its dividend 68 straight years).

Speaking of dividends, during the quarter, 17 of our holdings raised their dividends, led by Fairfax (FRFHF), which increased its dividend +50%; Deere & Co. (DE) +23%, and Brookfield Asset Management Ltd. (BAM) +19%. Several of our companies also deserve special mention for continuing long-standing stretches of annual dividend increases, including Walmart Inc. (WMT) with 51 straight years of higher dividends, Chevron Corp. (CVX) with 37 years, and NextEra Energy, Inc. (NEE) with 30 years.

Conclusion

The Davenport Balanced Income Fund offers a dividend yield and dividend growth rate that are competitive vs. the broad market. Count on us to stick to our knitting and keep our feet on solid ground by investing in companies that can compound returns for shareholders steadily over time.

Davenport Insider Buying Fund

The following chart represents Davenport Insider Buying Fund’s (DBUYX) performance and the performance of the S&P 500® Index*, the Insider Buying Fund’s primary benchmark, for the periods ended March 31, 2024.

						Fiscal
					Since	Year 2024
	Fiscal Q4				Inception	Expense
	2023	1 Year	3 Years**	5 Years**	11/30/23	Ratio
Insider Buying Fund	5.72%	—	—	—	13.31%	1.09%
S&P 500® Index*	10.56%	—	—	—	15.58%

30-Day SEC Yield: 0.65%; Expense Ratio in current prospectus: 1.25%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month-end, may be obtained by calling 1-800-281-3217.

*	The S&P 500® Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. Standard & Poor’s Financial Services LLC, a division of S&P Global, is the source and owner of the registered trademarks related to the S&P 500® Index. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

Fiscal Year-End 2024 Market Review

The Davenport Insider Buying Fund (DBUYX) increased 5.72% in the fiscal fourth-quarter of 2023 and is up 13.31% since inception on November 30, 2023. This compares to the S&P 500® Index, which increased 10.56% in the final quarter and is up 15.58% since November. While the Fund didn’t keep pace with the growth/tech led market rally (particularly in January), relative performance improved considerably as returns broadened out later in the quarter.

Fund Update

Contributors: The top three contributors this quarter were Emerson Electric Co. (EMR), Charles River Laboratories International (CRL), and Ball Corp. (BALL). Shares of automation equipment-maker Emerson rallied sharply on the heels of a strong earnings report that beat consensus estimates. Core revenue growth was well above peers, orders remained solid, and margins expanded at a healthy rate. With a valuation still below peers, EMR remains a top holding in the Fund. Shares of CRL continued to rally from November lows as investors became increasingly confident that an inflection point was close in terms of pharmaceutical and biotech spending. As a key partner to the industry, CRL should see a nice improvement in earnings growth over the coming quarters. Aluminum can-maker Ball shares rallied on a strong earnings report and the completion of the divestiture of its aerospace division. The sale allows BALL to de-lever its balance sheet and repurchase a significant amount of stock. As can volumes normalize post pandemic, we think BALL can return to the high-quality compounder it has long been known for.

Detractors: The top three detractors were Air Products & Chemicals, Inc. (APD), Nike, Inc. (NKE), and Keurig Dr. Pepper, Inc. (KDP). Air Products disappointed investors with a cut to 2024 guidance as it continues to face headwinds in China. APD remains in the early stages of its heavy capital investments in green hydrogen facilities, which is pressuring near-term results given expenses with no offsetting income. We continue to believe this is the right strategy and are remaining patient with the stock, which trades near its lowest relative valuation in 15 years. Nike also posted disappointing revenue guidance as the company works to reinvigorate its innovation engine and return to its typical high-single-digit growth rate. With the Paris Olympics upcoming, we think NKE will return to form in the not-too-distant future. KDP continues to struggle with its coffee business as the market normalizes post pandemic. There continues to be a healthy amount of insider buying at KDP and valuation remains well below normal levels. We used weakness to add to our positions in all three names.

Fund Activity

During the fiscal fourth-quarter, we initiated new positions in Everest Group Ltd. (EG), Vestis Corp. (VSTS), and AMN Healthcare Services, Inc. (AMN). Everest is a global reinsurance company whose shares tumbled following disappointing earnings as investors worried about the adequacy of the company’s reserves. However, management reaffirmed its 2024-2026 financial targets and there were six separate insider buys following the stock decline, which we view as a clear indication the company views the stock move as overdone. Vestis is a recent spinoff from Aramark (ARMK) and is a leading provider of uniform services. VSTS trades at a significant discount to its peers and we think should improve operations as a now stand-alone entity. The CEO purchased roughly $300K in stock, which follows a $200K purchase by the Vice Chair of the Board. AMN is a leader in the hospital staffing industry and shares have struggled for nearly two years as the nursing market went from significantly understaffed during the pandemic to a more normal environment today. The key for the stock is the timing of earnings bottoming, which we think is near as evidenced by eight separate insider purchases this year.

During the quarter we sold our positions in American Water Works Company, Inc. (AWK) and Graco, Inc. (GGG). In the case of AWK, our thesis changed as the company received much more scrutiny than usual in rate cases in several key states. Additionally, Pennsylvania (one of AWK’s largest markets), discussed legislation that would make it much more difficult for AWK to acquire new water systems. As such, we harvested a small loss on the position. Graco was a solid performer for the Fund, as the maker of paint spray systems participated in the market rally. Valuation on the stock reached well above average levels and there were several insiders selling shares, so we followed suit.

Conclusion

To close, we are pleased with the absolute performance of our all-cap Fund and encouraged by its relative performance vs. the S&P 500® Index in periods where returns are broad and not dominated by the largest weights in the index. Small cap stocks, as measured by the Russell 2000® Index, generated only half the return of the S&P 500® during the quarter. While we would gladly consider owning a number of the “Magnificent Seven,” there have not been insider buys at those companies for several years and thus they don’t qualify for the Insider Buying Fund at this time. We remain excited about building this new and differentiated strategy and thank you for your interest and support.

As a fellow shareholder of the Davenport Funds, we want to thank you for your continued trust and confidence. Successful investing requires patience and the confidence to stay invested even in times of fear and heightened volatility. It is during times of market stress, we like to remind shareholders that the 500 employees of Davenport & Company are invested alongside our mutual funds. Our team is always available to share with you our thoughts and strategy and we welcome your questions and comments.

Sincerely,

John P. Ackerly IV, CFA
President, The Davenport Funds

DAVENPORT CORE LEADERS FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Core Leaders Fund and the S&P 500® Index

	Average Annual Total Returns
	(for the year ended March 31, 2024)

	1 Year	5 Years	10 Years
Davenport Core Leaders Fund (a)	36.76%	13.04%	11.02%
S&P 500® Index	29.88%	15.05%	12.96%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT VALUE & INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Value & Income Fund, the Russell 1000® Value Index
and the Lipper Equity Income Index

	Average Annual Total Returns
	(for the year ended March 31, 2024)

	1 Year	5 Years	10 Years
Davenport Value & Income Fund (a)	14.78%	7.50%	7.55%
Russell 1000® Value Index	20.27%	10.32%	9.01%
Lipper Equity Income Index	18.48%	10.58%	9.20%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT EQUITY OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Equity Opportunities Fund and the Russell Midcap® Index

	Average Annual Total Returns
	(for the year ended March 31, 2024)

	1 Year	5 Years	10 Years
Davenport Equity Opportunities Fund (a)	34.01%	14.44%	11.18%
Russell Midcap® Index	22.35%	11.10%	9.95%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

DAVENPORT SMALL CAP FOCUS FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Small Cap Focus Fund and the Russell 2000® Index

	Average Annual Total Returns
	(for the year ended March 31, 2024)

	1 Year	5 Years	Since Inception(b)
Davenport Small Cap Focus Fund (a)	24.59%	15.31%	11.94%
Russell 2000® Index	19.71%	8.10%	7.79%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2014.

DAVENPORT BALANCED INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in Davenport Balanced
Income Fund, the Russell 1000® Value Index, a Blended 60% Russell 1000® Value
Index / 40% Bloomberg Intermediate Government/Credit Bond Index
and the Morningstar US Fund Moderate Allocation

	Average Annual Total Returns
	(for the year ended March 31, 2024)

			Since
	1 Year	5 Years	Inception(b)
Davenport Balanced Income Fund (a)	10.33%	5.33%	5.62%
Russell 1000® Value Index	20.27%	10.32%	10.25%
Blended 60% Russell 1000® Value Index / 40% Bloomberg Intermediate Government/Credit Bond Index	13.13%	6.95%	7.02%
Morningstar US Fund Moderate Allocation	16.22%	10.12%	8.88%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2015.

Davenport Balanced Income Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Morningstar, Inc. or any of its affiliates (all such entities, collectively, “Morningstar Entities”). The Morningstar Entities make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in equity securities generally or in the Fund in particular or the ability of the Fund to track general equity market performance. THE MORNINGSTAR ENTITIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE FUND OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR ENTITIES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

DAVENPORT INSIDER BUYING FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Davenport Insider Buying Fund, the S&P 500® Index and the Russell 1000® Value Index

Annual Total Return
(for the period ended March 31, 2024)

Since
Inception(b)
Davenport Insider Buying Fund (a)	13.31%
S&P 500® Index	15.58%
Russell 1000® Value Index	15.02%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was November 30, 2023.

DAVENPORT CORE LEADERS FUND
PORTFOLIO INFORMATION March 31, 2024 (Unaudited)

Sector Allocation vs. the S&P 500® Index

Top 10 Holdings

Security Description	% of Net Assets
Meta Platforms, Inc. - Class A	5.0%
Microsoft Corporation	4.8%
Amazon.com, Inc.	4.7%
Brookfield Corporation	4.0%
Walt Disney Company (The)	3.7%
Alphabet, Inc. - Classes A and C	3.2%
Martin Marietta Materials, Inc.	3.0%
Danaher Corporation	2.9%
Mastercard, Inc. - Class A	2.9%
Air Products & Chemicals, Inc.	2.9%

DAVENPORT VALUE & INCOME FUND
PORTFOLIO INFORMATION March 31, 2024 (Unaudited)

Sector Allocation vs. the Russell 1000® Value Index

Top 10 Holdings

Security Description	% of Net Assets
Johnson & Johnson	3.6%
Oracle Corporation	3.5%
Fairfax Financial Holdings Ltd.	3.2%
NextEra Energy, Inc.	3.2%
JPMorgan Chase & Company	3.0%
L3Harris Technologies, Inc.	2.9%
Anheuser-Busch InBev S.A./N.V. - ADR	2.9%
Alphabet, Inc. - Class A	2.9%
Elevance Health, Inc.	2.9%
Lamar Advertising Company - Class A	2.8%

DAVENPORT EQUITY OPPORTUNITIES FUND
PORTFOLIO INFORMATION March 31, 2024 (Unaudited)

Sector Allocation vs. the Russell Midcap® Index

Top 10 Holdings

Security Description	% of Net Assets
Live Nation Entertainment, Inc.	5.0%
Brookfield Corporation	4.8%
Xylem, Inc.	4.6%
Enovis Corporation	4.2%
Martin Marietta Materials, Inc.	4.1%
Fairfax Financial Holdings Ltd.	4.0%
O’Reilly Automotive, Inc.	3.6%
Avantor, Inc.	3.5%
DraftKings, Inc. - Class A	3.5%
Kinsale Capital Group, Inc.	3.5%

DAVENPORT SMALL CAP FOCUS FUND
PORTFOLIO INFORMATION March 31, 2024 (Unaudited)

Sector Allocation vs. the Russell 2000® Index

Top 10 Holdings

Security Description	% of Net Assets
Monarch Casino & Resort, Inc.	5.1%
Kinsale Capital Group, Inc.	4.9%
Janus International Group, Inc.	4.9%
Stewart Information Services Corporation	4.7%
Verra Mobility Corporation	4.6%
Alight, Inc. - Class A	4.2%
Enovis Corporation	4.2%
ESAB Corporation	4.1%
California Resources Corporation	3.4%
Perrigo Company plc	3.4%

DAVENPORT BALANCED INCOME FUND
PORTFOLIO INFORMATION March 31, 2024 (Unaudited)

Asset Allocation (% of Net Assets)

Ten Largest Equity Holdings	% of Net Assets
Johnson & Johnson	2.0%
Oracle Corporation	1.9%
Fairfax Financial Holdings Ltd.	1.8%
NextEra Energy, Inc.	1.8%
JPMorgan Chase & Company	1.7%
L3Harris Technologies, Inc.	1.6%
Lamar Advertising Company - Class A	1.6%
Anheuser-Busch InBev S.A./N.V. - ADR	1.6%
Alphabet, Inc. - Class A	1.6%
Elevance Health, Inc.	1.6%

Equity Sector Concentration vs. the Russell 1000® Value Index (60.1% of Net Assets)

Bond Portfolio (38.1% of Net Assets)			Credit Quality	Composite Quality
Number of Fixed-Income Securities	29		AAA	0.0%
Average Quality	A		AA	28.8%
Effective Maturity	4.3	yrs.	A	33.9%
Average Effective Duration	3.53	yrs.	BBB	34.7%
			Ba	2.6%

% of Bond
Sector Breakdown	Portfolio
Communications	10.4%
Consumer Discretionary	1.7%
Consumer Staples	8.9%
Energy	11.8%
Financials	18.8%
Health Care	14.0%
Industrials	2.3%
Technology	6.0%
Utilities	3.5%
Municipal	2.9%
U.S. Treasury	19.7%

DAVENPORT INSIDER BUYING FUND
PORTFOLIO INFORMATION March 31, 2024 (Unaudited)

Sector Allocation vs. the S&P 500® Index

Top 10 Holdings

Security Description	% of Net Assets
NextEra Energy, Inc.	4.1%
EOG Resources, Inc.	4.0%
Emerson Electric Company	3.9%
Air Products & Chemicals, Inc.	3.8%
NIKE, Inc. - Class B	3.6%
Charles River Laboratories International, Inc.	3.6%
Charles Schwab Corporation (The)	3.6%
Bristol-Myers Squibb Company	3.5%
Aon plc - Class A	3.5%
Mastercard, Inc. - Class A	3.3%

DAVENPORT CORE LEADERS FUND
SCHEDULE OF INVESTMENTS
March 31, 2024
COMMON STOCKS — 97.1%	Shares	Value
Communications — 13.5%
Alphabet, Inc. - Class A (a)	154,884	$23,376,642
Alphabet, Inc. - Class C (a)	54,011	8,223,715
Electronic Arts, Inc.	124,226	16,481,063
Meta Platforms, Inc. - Class A	100,693	48,894,507
Walt Disney Company (The)	294,330	36,014,219
		132,990,146
Consumer Discretionary — 8.0%
Amazon.com, Inc. (a)	255,092	46,013,495
Home Depot, Inc. (The)	34,304	13,159,014
TJX Companies, Inc. (The)	189,595	19,228,725
		78,401,234
Consumer Staples — 2.1%
Costco Wholesale Corporation	28,093	20,581,775

Energy — 2.4%
EOG Resources, Inc.	184,565	23,594,790

Financials — 13.7%
Aon plc - Class A	59,578	19,882,370
Berkshire Hathaway, Inc. - Class B (a)	48,057	20,208,930
Brookfield Corporation	951,791	39,851,489
Intercontinental Exchange, Inc.	149,247	20,511,015
JPMorgan Chase & Company	102,325	20,495,698
Markel Group, Inc. (a)	8,986	13,672,019
		134,621,521
Health Care — 11.3%
Abbott Laboratories	178,474	20,285,355
Danaher Corporation	115,734	28,901,095
Novo Nordisk A/S - ADR	133,766	17,175,554
UnitedHealth Group, Inc.	50,903	25,181,714
Vertex Pharmaceuticals, Inc. (a)	48,396	20,230,012
		111,773,730
Industrials — 6.5%
Honeywell International, Inc.	84,384	17,319,816
Republic Services, Inc.	78,202	14,970,991
Rockwell Automation, Inc.	53,611	15,618,492
Union Pacific Corporation	66,389	16,327,047
		64,236,346
Materials — 8.5%
Air Products & Chemicals, Inc.	116,306	28,177,455
Martin Marietta Materials, Inc.	48,339	29,677,246
Sherwin-Williams Company (The)	75,910	26,365,820
		84,220,521

DAVENPORT CORE LEADERS FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.1% (Continued)	Shares	Value
Technology — 31.1%
Accenture plc - Class A	78,405	$27,175,957
Adobe, Inc. (a)	51,814	26,145,344
Advanced Micro Devices, Inc. (a)	107,883	19,471,803
Analog Devices, Inc.	61,163	12,097,430
Apple, Inc.	100,802	17,285,527
Broadcom, Inc.	17,498	23,192,024
Intuit, Inc.	41,310	26,851,500
Mastercard, Inc. - Class A	59,798	28,796,923
Microsoft Corporation	112,531	47,344,042
NVIDIA Corporation	25,900	23,402,204
Palo Alto Networks, Inc. (a)	51,428	14,612,238
ServiceNow, Inc. (a)	23,539	17,946,133
Visa, Inc. - Class A	77,660	21,673,353
		305,994,478

Total Common Stocks (Cost $530,611,856)		$956,414,541

MONEY MARKET FUNDS — 2.9%	Shares	Value
First American Treasury Obligations Fund - Class X, 5.22% (b) (Cost $28,558,341)	28,558,341	$28,558,341

Total Investments at Value — 100.0% (Cost $559,170,197)		$984,972,882

Other Assets in Excess of Liabilities — 0.0% (c)		224,070

Net Assets — 100.0%		$985,196,952

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2024.

(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2024
COMMON STOCKS — 98.1%	Shares	Value
Communications — 7.2%
Alphabet, Inc. - Class A (a)	164,352	$24,805,647
Comcast Corporation - Class A	468,949	20,328,939
Walt Disney Company (The)	136,054	16,647,568
		61,782,154
Consumer Discretionary — 6.5%
Genuine Parts Company	83,255	12,898,697
Lowe’s Companies, Inc.	93,014	23,693,456
McDonald’s Corporation	67,919	19,149,762
		55,741,915
Consumer Staples — 9.1%
Anheuser-Busch InBev S.A./N.V. - ADR	413,117	25,109,251
Keurig Dr Pepper, Inc.	601,083	18,435,216
Philip Morris International, Inc.	240,944	22,075,289
Walmart, Inc.	209,055	12,578,839
		78,198,595
Energy — 4.4%
Chevron Corporation	146,647	23,132,098
Enbridge, Inc.	415,078	15,017,522
		38,149,620
Financials — 21.5%
Berkshire Hathaway, Inc. - Class B (a)	42,548	17,892,285
Brookfield Asset Management Ltd. - Class A	416,718	17,510,490
Brookfield Corporation	417,451	17,478,673
Chubb Ltd.	52,287	13,549,130
Citigroup, Inc.	230,835	14,598,006
Fairfax Financial Holdings Ltd.	25,974	28,026,985
Fidelity National Financial, Inc.	268,304	14,246,943
JPMorgan Chase & Company	131,293	26,297,988
Markel Group, Inc. (a)	11,438	17,402,688
Wells Fargo & Company	328,540	19,042,178
		186,045,366
Health Care — 17.1%
Becton, Dickinson and Company	51,267	12,686,019
Bristol-Myers Squibb Company	445,188	24,142,545
Elevance Health, Inc.	47,553	24,658,133
Johnson & Johnson	196,306	31,053,646
Medtronic plc	252,099	21,970,428
Perrigo Company plc	503,824	16,218,095
Sanofi - ADR	349,990	17,009,514
		147,738,380

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 98.1% (Continued)	Shares	Value
Industrials — 16.7%
Deere & Company	27,932	$11,472,790
FedEx Corporation	51,370	14,883,944
Johnson Controls International plc	290,375	18,967,295
L3Harris Technologies, Inc.	119,534	25,472,696
Norfolk Southern Corporation	70,559	17,983,372
RTX Corporation	141,576	13,807,907
TE Connectivity Ltd.	144,697	21,015,792
Watsco, Inc.	48,059	20,760,046
		144,363,842
Materials — 1.7%
Avery Dennison Corporation	67,522	15,074,287

Real Estate — 4.4%
Alexandria Real Estate Equities, Inc.	103,553	13,349,017
Lamar Advertising Company - Class A	205,880	24,584,131
		37,933,148
Technology — 6.3%
HP, Inc.	414,127	12,514,918
Intel Corporation	280,861	12,405,631
Oracle Corporation	238,279	29,930,225
		54,850,774
Utilities — 3.2%
NextEra Energy, Inc.	435,887	27,857,538

Total Common Stocks (Cost $640,769,865)		$847,735,619

MONEY MARKET FUNDS — 1.8%	Shares	Value
First American Treasury Obligations Fund - Class X, 5.22% (b) (Cost $15,800,226)	15,800,226	$15,800,226

Total Investments at Value — 99.9% (Cost $656,570,091)		$863,535,845

Other Assets in Excess of Liabilities — 0.1%		417,870

Net Assets — 100.0%		$863,953,715

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2024.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2024
COMMON STOCKS — 97.8%	Shares	Value
Communications — 1.9%
Take-Two Interactive Software, Inc. (a)	117,637	$17,467,918

Consumer Discretionary — 25.6%
Cannae Holdings, Inc. (a)	1,055,474	23,473,742
CarMax, Inc. (a)	337,924	29,436,559
DraftKings, Inc. - Class A (a)	691,826	31,415,819
Etsy, Inc. (a)	269,783	18,539,488
Live Nation Entertainment, Inc. (a)	426,648	45,126,559
Mobileye Global, Inc. - Class A (a)	827,625	26,608,144
O’Reilly Automotive, Inc. (a)	28,692	32,389,825
Pool Corporation	56,391	22,753,768
		229,743,904
Consumer Staples — 1.6%
Casey’s General Stores, Inc.	44,634	14,213,697

Financials — 23.3%
Allstate Corporation (The)	160,075	27,694,576
Brookfield Asset Management Ltd. - Class A	450,587	18,933,666
Brookfield Corporation	1,035,707	43,365,052
Fairfax Financial Holdings Ltd.	33,467	36,112,231
Fidelity National Financial, Inc.	517,074	27,456,629
Kinsale Capital Group, Inc.	59,493	31,218,357
Markel Group, Inc. (a)	16,102	24,498,871
		209,279,382
Health Care — 5.4%
Align Technology, Inc. (a)	51,772	16,977,074
Avantor, Inc. (a)	1,240,854	31,728,637
		48,705,711
Industrials — 20.1%
Clean Harbors, Inc. (a)	117,519	23,657,750
Enovis Corporation (a)	609,131	38,040,231
ESAB Corporation	209,524	23,167,069
J.B. Hunt Transport Services, Inc.	134,695	26,837,979
Watsco, Inc.	62,426	26,966,159
Xylem, Inc.	322,702	41,706,006
		180,375,194
Materials — 7.1%
Martin Marietta Materials, Inc.	60,440	37,106,533
Sherwin-Williams Company (The)	76,796	26,673,555
		63,780,088

DAVENPORT EQUITY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.8% (Continued)	Shares	Value
Real Estate — 6.0%
American Tower Corporation	122,433	$24,191,537
Lamar Advertising Company - Class A	250,222	29,879,009
		54,070,546
Technology — 6.8%
Alight, Inc. - Class A (a)	3,087,455	30,411,432
Autodesk, Inc. (a)	55,349	14,413,987
PTC, Inc. (a)	84,776	16,017,577
		60,842,996

Total Common Stocks (Cost $583,719,843)		$878,479,436

MONEY MARKET FUNDS — 2.9%	Shares	Value
First American Treasury Obligations Fund - Class X, 5.22% (b) (Cost $25,708,227)	25,708,227	$25,708,227

Total Investments at Value — 100.7% (Cost $609,428,070)		$904,187,663

Liabilities in Excess of Other Assets — (0.7%)		(6,531,649)

Net Assets — 100.0%		$897,656,014

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2024.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND
SCHEDULE OF INVESTMENTS
March 31, 2024
COMMON STOCKS — 91.7%	Shares	Value
Communications — 5.9%
Cable One, Inc.	43,984	$18,610,950
Liberty Latin America Ltd. - Class C (a)	3,495,436	24,433,098
Shenandoah Telecommunications Company	925,781	16,080,816
		59,124,864
Consumer Discretionary — 16.1%
Cannae Holdings, Inc. (a)	1,474,972	32,803,377
DraftKings, Inc. - Class A (a)	365,564	16,600,261
Leslie’s, Inc. (a)	4,324,624	28,110,056
Monarch Casino & Resort, Inc.	679,456	50,952,406
OneSpaWorld Holdings Ltd. (a)	2,548,222	33,712,977
		162,179,077
Consumer Staples — 4.6%
J & J Snack Foods Corporation	217,195	31,397,709
Seaboard Corporation	4,573	14,742,986
		46,140,695
Energy — 6.6%
California Resources Corporation	623,542	34,357,164
CNX Resources Corporation (a)	400,000	9,488,000
Peyto Exploration & Development Corporation	2,020,447	22,277,651
		66,122,815
Financials — 10.6%
Diamond Hill Investment Group, Inc.	69,348	10,691,381
Kinsale Capital Group, Inc.	94,079	49,367,015
Stewart Information Services Corporation	727,371	47,322,757
		107,381,153
Health Care — 3.4%
Perrigo Company plc	1,062,112	34,189,385

Industrials — 15.9%
Chart Industries, Inc. (a)	168,936	27,827,138
Enovis Corporation (a)	672,897	42,022,418
ESAB Corporation	376,545	41,634,581
Generac Holdings, Inc. (a)	226,224	28,535,895
Vestis Corporation	1,031,379	19,874,673
		159,894,705
Materials — 3.5%
NewMarket Corporation	22,736	14,428,720
Trex Company, Inc. (a)	211,261	21,073,285
		35,502,005

DAVENPORT SMALL CAP FOCUS FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 91.7% (Continued)	Shares	Value
Real Estate — 11.2%
FRP Holdings, Inc. (a)	147,944	$9,083,761
Janus International Group, Inc. (a)	3,239,075	49,007,205
Lamar Advertising Company - Class A	221,922	26,499,706
Outfront Media, Inc.	1,720,326	28,884,274
		113,474,946
Technology — 13.9%
Alight, Inc. - Class A (a)	4,273,948	42,098,388
DoubleVerify Holdings, Inc. (a)	671,709	23,617,289
HealthEquity, Inc. (a)	343,734	28,059,006
Verra Mobility Corporation (a)	1,858,609	46,409,467
		140,184,150

Total Common Stocks (Cost $771,738,855)		$924,193,795

EXCHANGE-TRADED FUNDS — 2.5%	Shares	Value
ALPS Medical Breakthroughs ETF (Cost $22,485,098)	723,402	$25,861,621

MONEY MARKET FUNDS — 6.2%	Shares	Value
First American Treasury Obligations Fund - Class X, 5.22% (b) (Cost $62,356,981)	62,356,981	$62,356,981

Total Investments at Value — 100.4% (Cost $856,580,934)		$1,012,412,397

Liabilities in Excess of Other Assets — (0.4%)		(4,272,934)

Net Assets — 100.0%		$1,008,139,463

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2024.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS
March 31, 2024
COMMON STOCKS — 60.1%	Shares	Value
Communications — 4.0%
Alphabet, Inc. - Class A (a)	23,957	$3,615,830
Comcast Corporation - Class A	67,979	2,946,890
Walt Disney Company (The)	20,518	2,510,582
		9,073,302
Consumer Discretionary — 3.5%
Genuine Parts Company	11,945	1,850,639
Lowe’s Companies, Inc.	13,529	3,446,242
McDonald’s Corporation	9,828	2,771,005
		8,067,886
Consumer Staples — 6.0%
Anheuser-Busch InBev S.A./N.V. - ADR	60,248	3,661,873
Kenvue, Inc.	108,000	2,317,680
Keurig Dr Pepper, Inc.	86,948	2,666,695
Philip Morris International, Inc.	34,859	3,193,782
Walmart, Inc.	31,149	1,874,235
		13,714,265
Energy — 3.5%
Chevron Corporation	21,218	3,346,927
Enbridge, Inc.	60,275	2,180,750
Enterprise Products Partners, L.P.	87,000	2,538,660
		8,066,337
Financials — 14.1%
Berkshire Hathaway, Inc. - Class B (a)	6,141	2,582,413
Brookfield Asset Management Ltd. - Class A	60,284	2,533,134
Brookfield Corporation	60,623	2,538,285
Chubb Ltd.	7,902	2,047,645
Citigroup, Inc.	33,536	2,120,817
Diamond Hill Investment Group, Inc.	11,715	1,806,102
Fairfax Financial Holdings Ltd.	3,758	4,055,032
Fidelity National Financial, Inc.	39,078	2,075,042
JPMorgan Chase & Company	19,077	3,821,123
Markel Group, Inc. (a)	1,665	2,533,264
Stewart Information Services Corporation	50,417	3,280,130
Wells Fargo & Company	47,098	2,729,800
		32,122,787
Health Care — 9.4%
Becton, Dickinson and Company	7,422	1,836,574
Bristol-Myers Squibb Company	64,412	3,493,063
Elevance Health, Inc.	6,879	3,567,037
Johnson & Johnson	28,470	4,503,669

DAVENPORT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 60.1% (Continued)	Shares	Value
Health Care — 9.4% (Continued)
Medtronic plc	36,857	$3,212,087
Perrigo Company plc	73,853	2,377,328
Sanofi - ADR	50,797	2,468,734
		21,458,492
Industrials — 9.2%
Deere & Company	4,232	1,738,251
FedEx Corporation	7,451	2,158,853
Johnson Controls International plc	42,024	2,745,008
L3Harris Technologies, Inc.	17,290	3,684,499
Norfolk Southern Corporation	10,378	2,645,041
RTX Corporation	20,620	2,011,068
TE Connectivity Ltd.	20,730	3,010,825
Watsco, Inc.	7,109	3,070,875
		21,064,420
Materials — 1.0%
Avery Dennison Corporation	9,771	2,181,376

Real Estate — 2.5%
Alexandria Real Estate Equities, Inc.	15,020	1,936,228
Lamar Advertising Company - Class A	30,697	3,665,529
		5,601,757
Technology — 3.5%
HP, Inc.	60,099	1,816,192
Intel Corporation	40,787	1,801,562
Oracle Corporation	35,028	4,399,867
		8,017,621
Utilities — 3.4%
Brookfield Infrastructure Partners, L.P.	61,867	1,930,869
Brookfield Renewable Partners, L.P.	76,999	1,788,687
NextEra Energy, Inc.	63,059	4,030,100
		7,749,656

Total Common Stocks (Cost $106,998,424)		$137,117,899

DAVENPORT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
FIXED RATE CORPORATE BONDS — 29.5%	Par Value	Value
Communications — 3.9%
Meta Platforms, Inc., 4.950%, due 05/15/2033	$4,990,000	$5,054,661
VeriSign, Inc., 5.250%, due 04/01/2025	3,950,000	3,933,516
		8,988,177
Consumer Discretionary — 0.7%
Lowe’s Companies, Inc., 4.400%, due 09/08/2025	1,525,000	1,506,673

Consumer Staples — 3.4%
Keurig Dr Pepper, Inc., 5.050%, due 03/15/2029	2,500,000	2,507,199
Phillip Morris International, Inc., 5.375%, due 02/15/2033	2,995,000	3,020,152
Walgreens Boots Alliance, Inc., 3.800%, due 11/18/2024	2,245,000	2,212,190
		7,739,541
Energy — 4.5%
Boardwalk Pipelines, L.P., 4.450%, due 07/15/2027	2,200,000	2,147,717
BP Capital Markets America, 4.812%, due 02/13/2033	2,990,000	2,952,472
MPLX, L.P., 4.125%, due 03/01/2027	3,250,000	3,168,605
ONEOK, Inc., 5.550%, due 11/01/2026	1,995,000	2,013,983
		10,282,777
Financials — 7.2%
Bank of Montreal, 5.920%, due 09/25/2025	3,990,000	4,030,854
BlackRock, Inc., 4.750%, due 05/25/2033	3,000,000	2,986,452
Charles Schwab Corporation (The), 5.875%, due 08/24/2026	3,750,000	3,812,346
Royal Bank of Canada, 5.000%, due 05/02/2033	3,000,000	2,990,563
Wells Fargo & Company, 4.811%, due 01/15/2026	2,500,000	2,487,681
		16,307,896
Health Care — 5.3%
Bristol-Myers Squibb Company, 5.900%, due 11/15/2033	3,000,000	3,207,362
HCA, Inc., 5.450%, due 04/01/2031	3,500,000	3,521,304
Merck & Company, Inc., 4.500%, due 05/17/2033	2,490,000	2,436,336
Zoetis, Inc., 5.400%, due 11/14/2025	2,990,000	2,993,865
		12,158,867
Industrials — 0.9%
Waste Management, Inc., 4.875%, due 02/15/2029	1,995,000	2,014,198

Technology — 2.3%
Fiserv, Inc., 3.200%, due 07/01/2026	2,325,000	2,229,141
Oracle Corporation, 5.800%, due 11/10/2025	2,990,000	3,015,212
		5,244,353

DAVENPORT BALANCED INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)
FIXED RATE CORPORATE BONDS — 29.5% (Continued)	Par Value	Value
Utilities — 1.3%
NextEra Energy Capital Holdings, Inc., 6.051%, due 03/01/2025	$2,995,000	$3,006,646

Total Fixed Rate Corporate Bonds (Cost $67,246,731)		$67,249,128

MUNICIPAL BONDS — 1.1%	Par Value	Value
Richmond, VA, GO, Public Improvement Bonds, 4.800%, due 03/01/2033 (Cost $2,536,886)	$2,455,000	$2,468,999

U.S. TREASURY OBLIGATIONS — 7.5%	Par Value	Value
U.S. Treasury Notes — 7.5%
0.250%, due 06/15/2024	$4,500,000	$4,452,803
2.750%, due 06/30/2025	4,810,000	4,686,180
4.750%, due 07/31/2025	2,000,000	1,996,719
4.625%, due 09/15/2026	4,000,000	4,010,000
3.875%, due 08/15/2033	2,000,000	1,948,750
Total U.S. Treasury Obligations (Cost $17,140,077)		$17,094,452

MONEY MARKET FUNDS — 1.4%	Shares	Value
First American Treasury Obligations Fund - Class X, 5.22% (b) (Cost $3,177,435)	3,177,435	$3,177,435

Total Investments at Value — 99.6% (Cost $197,099,553)		$227,107,913

Other Assets in Excess of Liabilities — 0.4%		955,301

Net Assets — 100.0%		$228,063,214

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2024.

See accompanying notes to financial statements.

DAVENPORT INSIDER BUYING FUND
SCHEDULE OF INVESTMENTS
March 31, 2024
COMMON STOCKS — 94.8%	Shares	Value
Consumer Discretionary — 8.5%
Genuine Parts Company	12,045	$1,866,132
NIKE, Inc. - Class B	30,842	2,898,531
Yum China Holdings, Inc.	50,512	2,009,873
		6,774,536
Consumer Staples — 7.3%
Darling Ingredients, Inc. (a)	30,354	1,411,764
Kenvue, Inc.	103,756	2,226,604
Keurig Dr Pepper, Inc.	71,837	2,203,241
		5,841,609
Energy — 4.0%
EOG Resources, Inc.	24,576	3,141,796

Financials — 10.8%
American Express Company	5,958	1,356,577
Aon plc - Class A	8,274	2,761,199
Charles Schwab Corporation (The)	39,550	2,861,047
Everest Group Ltd.	4,098	1,628,955
		8,607,778
Health Care — 17.6%
Align Technology, Inc. (a)	4,714	1,545,815
Bristol-Myers Squibb Company	51,043	2,768,062
Charles River Laboratories International, Inc. (a)	10,613	2,875,592
DENTSPLY SIRONA, Inc.	73,825	2,450,252
Mettler-Toledo International, Inc. (a)	1,075	1,431,137
Perrigo Company plc	23,067	742,526
Zimmer Biomet Holdings, Inc.	16,708	2,205,122
		14,018,506
Industrials — 18.6%
AMN Healthcare Services, Inc. (a)	20,500	1,281,455
Amphenol Corporation - Class A	14,799	1,707,065
Deere & Company	4,351	1,787,130
Emerson Electric Company	27,649	3,135,950
FedEx Corporation	8,704	2,521,897
Keysight Technologies, Inc. (a)	12,850	2,009,483
Toro Company (The)	7,200	659,736
Vestis Corporation	87,013	1,676,740
		14,779,456
Materials — 9.3%
Air Products & Chemicals, Inc.	12,544	3,039,035
Ball Corporation	35,901	2,418,291
Corteva, Inc.	34,030	1,962,510
		7,419,836

DAVENPORT INSIDER BUYING FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.8% (Continued)	Shares	Value
Real Estate — 2.1%
Mid-America Apartment Communities, Inc.	12,546	$1,650,803

Technology — 12.5%
Genpact Ltd.	62,731	2,066,986
Mastercard, Inc. - Class A	5,529	2,662,601
Maximus, Inc.	19,939	1,672,882
TransUnion	20,948	1,671,650
Zebra Technologies Corporation - Class A (a)	6,168	1,859,282
		9,933,401
Utilities — 4.1%
NextEra Energy, Inc.	50,399	3,221,000

Total Common Stocks (Cost $68,692,040)		$75,388,721

EXCHANGE-TRADED FUNDS — 2.3%	Shares	Value
iShares Core S&P 500® ETF (Cost $1,617,089)	3,466	$1,822,180

MONEY MARKET FUNDS — 3.2%	Shares	Value
First American Treasury Obligations Fund - Class X, 5.22% (b) (Cost $2,555,516)	2,555,516	$2,555,516

Total Investments at Value — 100.3% (Cost $72,864,645)		$79,766,417

Liabilities in Excess of Other Assets — (0.3%)		(212,643)

Net Assets — 100.0%		$79,553,774

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2024.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2024
		Davenport	Davenport
	Davenport	Value &	Equity
	Core Leaders	Income	Opportunities
	Fund	Fund	Fund
ASSETS
Investments in securities:
At cost	$559,170,197	$656,570,091	$609,428,070
At value (Note 2)	$984,972,882	$863,535,845	$904,187,663
Cash	310,053	353,922	464,163
Receivable for capital shares sold	430,668	95,524	432,001
Dividends receivable	442,412	1,124,780	284,103
Tax reclaims receivable	16,170	—	—
Other assets	15,966	15,648	16,151
TOTAL ASSETS	986,188,151	865,125,719	905,384,081

LIABILITIES
Payable for capital shares redeemed	280,231	559,410	86,955
Payable for investment securities purchased	—	—	6,998,713
Accrued management fees (Note 4)	620,732	536,555	556,537
Payable to administrator (Note 4)	71,360	65,780	68,320
Other accrued expenses	18,876	10,259	17,542
TOTAL LIABILITIES	991,199	1,172,004	7,728,067

NET ASSETS	$985,196,952	$863,953,715	$897,656,014

Net assets consist of:
Paid-in capital	$533,152,253	$640,107,431	$615,057,094
Distributable earnings	452,044,699	223,846,284	282,598,920
Net assets	$985,196,952	$863,953,715	$897,656,014

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	28,362,228	45,206,951	35,994,914

Net asset value, offering price and redemption price per share (Note 2)	$34.74	$19.11	$24.94

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
March 31, 2024
	Davenport	Davenport	Davenport
	Small Cap	Balanced	Insider
	Focus	Income	Buying
	Fund	Fund	Fund
ASSETS
Investments in securities:
At cost	$856,580,934	$197,099,553	$72,864,645
At value (Note 2)	$1,012,412,397	$227,107,913	$79,766,417
Cash	—	98,804	—
Receivable for capital shares sold	2,592,569	1,385	112,864
Receivable for investment securities sold	3,663,783	2,510,122	—
Dividends and interest receivable	665,187	1,092,014	109,801
Other assets	36,717	11,725	14,242
TOTAL ASSETS	1,019,370,653	230,821,963	80,003,324

LIABILITIES
Payable for capital shares redeemed	324,599	67,824	—
Payable for investment securities purchased	10,175,085	2,520,617	380,178
Accrued management fees (Note 4)	611,586	142,163	47,872
Payable to administrator (Note 4)	74,310	22,350	7,840
Other accrued expenses	45,610	5,795	13,660
TOTAL LIABILITIES	11,231,190	2,758,749	449,550

NET ASSETS	$1,008,139,463	$228,063,214	$79,553,774

Net assets consist of:
Paid-in capital	$834,293,238	$201,699,791	$72,605,850
Distributable earnings	173,846,225	26,363,423	6,947,924
Net assets	$1,008,139,463	$228,063,214	$79,553,774

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	52,745,393	17,693,596	7,037,740

Net asset value, offering price and redemption price per share (Note 2)	$19.11	$12.89	$11.30

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2024
		Davenport	Davenport
	Davenport	Value &	Equity
	Core Leaders	Income	Opportunities
	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$10,037,219	$20,552,962	$8,518,531
Foreign withholding taxes on dividends	(90,682)	(493,958)	(208,562)
TOTAL INVESTMENT INCOME	9,946,537	20,059,004	8,309,969

EXPENSES
Management fees (Note 4)	6,203,924	6,069,741	5,526,298
Administration fees (Note 4)	724,647	729,837	700,901
Registration and filing fees	37,860	30,351	38,571
Custodian and bank service fees	51,292	49,951	45,654
Compliance service fees and expenses (Note 4)	32,489	31,870	29,369
Trustees’ fees and expenses (Note 4)	23,051	23,051	23,051
Audit and tax services fees	16,915	16,915	16,915
Postage and supplies	23,261	17,767	17,592
Insurance expense	12,865	14,412	11,907
Legal fees	9,285	8,785	8,785
Shareholder reporting expenses	8,770	8,271	8,158
Other expenses	11,202	12,476	11,688
TOTAL EXPENSES	7,155,561	7,013,427	6,438,889

NET INVESTMENT INCOME	2,790,976	13,045,577	1,871,080

REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains from:
Investments	53,592,737	36,498,496	3,583,484
Foreign currency transactions	—	2,146	—
Net change in unrealized appreciation (depreciation) on investments	206,587,913	63,256,914	219,661,532
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	260,180,650	99,757,556	223,245,016

NET INCREASE IN NET ASSETS FROM OPERATIONS	$262,971,626	$112,803,133	$225,116,096

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended March 31, 2024 (a)
	Davenport	Davenport	Davenport
	Small Cap	Balanced	Insider
	Focus	Income	Buying
	Fund	Fund	Fund
INVESTMENT INCOME
Dividends	$11,492,458	$3,746,662	$404,807
Foreign withholding taxes on dividends	(260,721)	(75,435)	—
Interest	—	3,689,653	—
TOTAL INVESTMENT INCOME	11,231,737	7,360,880	404,807

EXPENSES
Management fees (Note 4)	5,287,152	1,652,542	144,288
Administration fees (Note 4)	684,902	249,781	24,325
Registration and filing fees	70,339	28,852	15,793
Custodian and bank service fees	44,913	15,787	5,668
Compliance service fees and expenses (Note 4)	28,249	11,780	1,972
Trustees’ fees and expenses (Note 4)	23,051	23,051	5,421
Audit and tax services fees	16,915	18,415	500
Postage and supplies	16,796	6,991	818
Insurance expense	10,905	4,626	—
Legal fees	9,427	8,785	2,462
Shareholder reporting expenses	7,473	6,452	5,500
Other expenses	12,448	16,903	3,686
TOTAL EXPENSES	6,212,570	2,043,965	210,433

NET INVESTMENT INCOME	5,019,167	5,316,915	194,374

REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains from:
Investments	26,575,598	680,044	34,861
Foreign currency transactions	—	289	—
Net change in unrealized appreciation (depreciation) on investments	140,358,482	15,606,852	6,901,772
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	166,934,080	16,287,185	6,936,633

NET INCREASE IN NET ASSETS FROM OPERATIONS	$171,953,247	$21,604,100	$7,131,007

(a)	Except for Davenport Insider Buying Fund, which represents the period from the commencement of operations (November 30, 2023) through March 31, 2024.

See accompanying notes to financial statements.

DAVENPORT CORE LEADERS FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2024	2023
FROM OPERATIONS
Net investment income	$2,790,976	$4,821,679
Net realized gains from investment transactions	53,592,737	22,404,942
Net change in unrealized appreciation (depreciation) on investments	206,587,913	(124,093,570)
Net increase (decrease) in net assets from operations	262,971,626	(96,866,949)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(52,585,924)	(33,421,621)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	74,132,286	38,523,003
Net asset value of shares issued in reinvestment of distributions to shareholders	48,682,171	31,599,447
Payments for shares redeemed	(64,821,183)	(68,665,707)
Net increase in net assets from capital share transactions	57,993,274	1,456,743

TOTAL INCREASE (DECREASE) IN NET ASSETS	268,378,976	(128,831,827)

NET ASSETS
Beginning of year	716,817,976	845,649,803
End of year	$985,196,952	$716,817,976

CAPITAL SHARE ACTIVITY
Shares sold	2,429,095	1,410,655
Shares reinvested	1,647,862	1,204,906
Shares redeemed	(2,149,294)	(2,535,484)
Net increase in shares outstanding	1,927,663	80,077
Shares outstanding at beginning of year	26,434,565	26,354,488
Shares outstanding at end of year	28,362,228	26,434,565

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2024	2023
FROM OPERATIONS
Net investment income	$13,045,577	$16,588,979
Net realized gains (losses) from:
Investments	36,498,496	(14,205,769)
Foreign currency transactions	2,146	(8,145)
Net change in unrealized appreciation (depreciation) on investments	63,256,914	(110,973,394)
Net increase (decrease) in net assets from operations	112,803,133	(108,598,329)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(13,278,633)	(44,814,541)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	43,382,234	64,176,770
Net asset value of shares issued in reinvestment of distributions to shareholders	11,840,065	41,332,927
Payments for shares redeemed	(94,722,701)	(68,222,589)
Net increase (decrease) in net assets from capital share transactions	(39,500,402)	37,287,108

TOTAL INCREASE (DECREASE) IN NET ASSETS	60,024,098	(116,125,762)

NET ASSETS
Beginning of year	803,929,617	920,055,379
End of year	$863,953,715	$803,929,617

CAPITAL SHARE ACTIVITY
Shares sold	2,493,356	3,639,179
Shares reinvested	666,033	2,406,658
Shares redeemed	(5,459,707)	(3,885,746)
Net increase (decrease) in shares outstanding	(2,300,318)	2,160,091
Shares outstanding at beginning of year	47,507,269	45,347,178
Shares outstanding at end of year	45,206,951	47,507,269

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2024	2023
FROM OPERATIONS
Net investment income	$1,871,080	$2,577,584
Net realized gains from investment transactions	3,583,484	28,229,925
Net change in unrealized appreciation (depreciation) on investments	219,661,532	(100,269,606)
Net increase (decrease) in net assets from operations	225,116,096	(69,462,097)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(37,152,062)	(51,814,659)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	74,922,250	46,895,501
Net asset value of shares issued in reinvestment of distributions to shareholders	35,103,341	49,644,736
Payments for shares redeemed	(54,199,095)	(62,893,747)
Net increase in net assets from capital share transactions	55,826,496	33,646,490

TOTAL INCREASE (DECREASE) IN NET ASSETS	243,790,530	(87,630,266)

NET ASSETS
Beginning of year	653,865,484	741,495,750
End of year	$897,656,014	$653,865,484

CAPITAL SHARE ACTIVITY
Shares sold	3,507,025	2,374,908
Shares reinvested	1,686,051	2,703,999
Shares redeemed	(2,550,382)	(3,226,344)
Net increase in shares outstanding	2,642,694	1,852,563
Shares outstanding at beginning of year	33,352,220	31,499,657
Shares outstanding at end of year	35,994,914	33,352,220

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2024	2023
FROM OPERATIONS
Net investment income	$5,019,167	$5,427,839
Net realized gains from investment transactions	26,575,598	17,628,605
Net change in unrealized appreciation (depreciation) on investments	140,358,482	(42,892,149)
Net increase (decrease) in net assets from operations	171,953,247	(19,835,705)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(29,129,523)	(36,020,543)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	318,128,012	92,278,471
Net asset value of shares issued in reinvestment of distributions to shareholders	27,543,724	34,375,030
Payments for shares redeemed	(68,515,961)	(70,204,863)
Net increase in net assets from capital share transactions	277,155,775	56,448,638

TOTAL INCREASE IN NET ASSETS	419,979,499	592,390

NET ASSETS
Beginning of year	588,159,964	587,567,574
End of year	$1,008,139,463	$588,159,964

CAPITAL SHARE ACTIVITY
Shares sold	18,489,577	5,901,765
Shares reinvested	1,676,487	2,356,513
Shares redeemed	(4,103,496)	(4,487,809)
Net increase in shares outstanding	16,062,568	3,770,469
Shares outstanding at beginning of year	36,682,825	32,912,356
Shares outstanding at end of year	52,745,393	36,682,825

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2024	2023
FROM OPERATIONS
Net investment income	$5,316,915	$4,186,924
Net realized gains (losses) from:
Investments	680,044	(4,782,134)
Foreign currency transactions	289	(1,075)
Net change in unrealized appreciation (depreciation) on investments	15,606,852	(19,079,430)
Net increase (decrease) in net assets from operations	21,604,100	(19,675,715)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(5,189,358)	(9,515,808)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	19,677,555	30,313,838
Net asset value of shares issued in reinvestment of distributions to shareholders	4,688,217	8,893,677
Payments for shares redeemed	(31,364,831)	(27,627,245)
Net increase (decrease) in net assets from capital share transactions	(6,999,059)	11,580,270

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,415,683	(17,611,253)

NET ASSETS
Beginning of year	218,647,531	236,258,784
End of year	$228,063,214	$218,647,531

CAPITAL SHARE ACTIVITY
Shares sold	1,618,082	2,463,615
Shares reinvested	380,685	739,617
Shares redeemed	(2,580,435)	(2,281,226)
Net increase (decrease) in shares outstanding	(581,668)	922,006
Shares outstanding at beginning of year	18,275,264	17,353,258
Shares outstanding at end of year	17,693,596	18,275,264

See accompanying notes to financial statements.

DAVENPORT INSIDER BUYING FUND
STATEMENTS OF CHANGES IN NET ASSETS
Period
Ended
March 31,
2024(a)
FROM OPERATIONS
Net investment income	$194,374
Net realized gains from investment transactions	34,861
Net change in unrealized appreciation (depreciation) on investments	6,901,772
Net increase in net assets from operations	7,131,007

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(183,083)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	74,099,997
Net asset value of shares issued in reinvestment of distributions to shareholders	177,323
Payments for shares redeemed	(1,671,470)
Net increase in net assets from capital share transactions	72,605,850

TOTAL INCREASE IN NET ASSETS	79,553,774

NET ASSETS
Beginning of period	—
End of period	$79,553,774

CAPITAL SHARE ACTIVITY
Shares sold	7,175,696
Shares reinvested	16,298
Shares redeemed	(154,254)
Net increase in shares outstanding	7,037,740
Shares outstanding at beginning of period	—
Shares outstanding at end of period	7,037,740

(a)	Represents the period from the commencement of operations (November 30, 2023) through March 31, 2024.

See accompanying notes to financial statements.

DAVENPORT CORE LEADERS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year:

	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	March 31,	March 31,	March 31,		March 31,	March 31,
	2024	2023	2022		2021	2020
Net asset value at beginning of year	$27.12	$32.09	$31.48		$21.48	$23.75

Income (loss) from investment operations:
Net investment income	0.10	0.18	0.01		0.05	0.14
Net realized and unrealized gains (losses) on investments	9.48	(3.88)	3.38		10.27	(1.80)
Total from investment operations	9.58	(3.70)	3.39		10.32	(1.66)

Less distributions from:
Net investment income	(0.10)	(0.18)	(0.00	) (a)	(0.07)	(0.14)
Net realized gains	(1.86)	(1.09)	(2.78)		(0.25)	(0.47)
Total distributions	(1.96)	(1.27)	(2.78)		(0.32)	(0.61)

Net asset value at end of year	$34.74	$27.12	$32.09		$31.48	$21.48

Total return (b)	36.76%	(11.37%)	10.89%		48.20%	(7.36%)

Net assets at end of year (000’s)	$985,197	$716,818	$845,650		$756,050	$486,569

Ratio of total expenses to average net assets	0.87%	0.87%	0.86%		0.87%	0.89%

Ratio of net investment income to average net assets	0.34%	0.66%	0.04%		0.17%	0.55%

Portfolio turnover rate	22%	19%	20%		30%	12%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

DAVENPORT VALUE & INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2024	2023	2022	2021	2020
Net asset value at beginning of year	$16.92	$20.29	$18.58	$13.04	$16.38

Income (loss) from investment operations:
Net investment income	0.28	0.35	0.29	0.28	0.35
Net realized and unrealized gains (losses) on investments and foreign currencies	2.20	(2.75)	2.32	5.98	(3.00)
Total from investment operations	2.48	(2.40)	2.61	6.26	(2.65)

Less distributions from:
Net investment income	(0.29)	(0.35)	(0.30)	(0.27)	(0.36)
Net realized gains	—	(0.62)	(0.60)	(0.45)	(0.33)
Total distributions	(0.29)	(0.97)	(0.90)	(0.72)	(0.69)

Net asset value at end of year	$19.11	$16.92	$20.29	$18.58	$13.04

Total return (a)	14.78%	(11.81%)	14.24%	49.55%	(16.97%)

Net assets at end of year (000’s)	$863,954	$803,930	$920,055	$789,652	$549,112

Ratio of total expenses to average net assets	0.87%	0.87%	0.86%	0.87%	0.88%

Ratio of net investment income to average net assets	1.61%	2.00%	1.46%	1.78%	2.07%

Portfolio turnover rate	37%	21%	20%	34%	28%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

DAVENPORT EQUITY OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2024	2023	2022	2021	2020
Net asset value at beginning of year	$19.60	$23.54	$24.54	$16.56	$18.98

Income (loss) from investment operations:
Net investment income (loss)	0.05	0.08	(0.05)	(0.03)	(0.00	) (a)
Net realized and unrealized gains (losses) on investments	6.38	(2.39)	1.80	10.42	(1.59)
Total from investment operations	6.43	(2.31)	1.75	10.39	(1.59)

Less distributions from:
Net investment income	(0.06)	(0.06)	—	—	—
Net realized gains	(1.03)	(1.57)	(2.75)	(2.41)	(0.83)
Total distributions	(1.09)	(1.63)	(2.75)	(2.41)	(0.83)

Net asset value at end of year	$24.94	$19.60	$23.54	$24.54	$16.56

Total return (b)	34.01%	(9.25%)	6.89%	66.20%	(9.13%)

Net assets at end of year (000’s)	$897,656	$653,865	$741,496	$659,114	$385,163

Ratio of total expenses to average net assets	0.87%	0.88%	0.87%	0.88%	0.90%

Ratio of net investment income (loss) to average net assets	0.25%	0.40%	(0.20%)	(0.13%)	(0.02%)

Portfolio turnover rate	24%	26%	22%	31%	21%

(a)	Amount rounds to less than $0.01 per share.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

DAVENPORT SMALL CAP FOCUS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2024	2023	2022	2021	2020
Net asset value at beginning of year	$16.03	$17.85	$19.37	$11.14	$13.25

Income (loss) from investment operations:
Net investment income (a)	0.11	0.15	0.11	0.04	0.05
Net realized and unrealized gains (losses) on investments	3.71	(0.90)	1.20	9.28	(1.84)
Total from investment operations	3.82	(0.75)	1.31	9.32	(1.79)

Less distributions from:
Net investment income	(0.12)	(0.13)	(0.13)	(0.20)	(0.10)
Net realized gains	(0.62)	(0.94)	(2.70)	(0.89)	(0.22)
Total distributions	(0.74)	(1.07)	(2.83)	(1.09)	(0.32)

Net asset value at end of year	$19.11	$16.03	$17.85	$19.37	$11.14

Total return (b)	24.59%	(3.56%)	6.85%	84.84%	(14.08%)

Net assets at end of year (000’s)	$1,008,139	$588,160	$587,568	$491,256	$180,077

Ratio of total expenses to average net assets (c)	0.88%	0.89%	0.88%	0.91%	0.95%

Ratio of net investment income to average net assets (c)	0.71%	0.99%	0.49%	0.12%	0.40%

Portfolio turnover rate	28%	36%	44%	54%	66%

(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

DAVENPORT BALANCED INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2024	2023	2022	2021	2020
Net asset value at beginning of year	$11.96	$13.61	$12.85	$9.84	$11.34

Income (loss) from investment operations:
Net investment income (a)	0.30	0.23	0.19	0.20	0.25
Net realized and unrealized gains (losses) on investments and foreign currencies	0.92	(1.35)	0.77	3.04	(1.41)
Total from investment operations	1.22	(1.12)	0.96	3.24	(1.16)

Less distributions from:
Net investment income	(0.29)	(0.22)	(0.18)	(0.23)	(0.23)
Net realized gains	—	(0.31)	(0.02)	—	(0.08)
Return of capital	—	—	—	—	(0.03)
Total distributions	(0.29)	(0.53)	(0.20)	(0.23)	(0.34)

Net asset value at end of year	$12.89	$11.96	$13.61	$12.85	$9.84

Total return (b)	10.33%	(8.18%)	7.50%	33.14%	(10.59%)

Net assets at end of year (000’s)	$228,063	$218,648	$236,259	$193,186	$143,897

Ratio of total expenses to average net assets (c)	0.93%	0.93%	0.92%	0.93%	0.95%

Ratio of net investment income to average net assets (c)	2.42%	1.88%	1.42%	1.73%	2.18%

Portfolio turnover rate	45%	24%	23%	29%	29%

(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests, if any.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests, if any.

See accompanying notes to financial statements.

DAVENPORT INSIDER BUYING FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period:

	Period
	Ended
	March 31,
	2024(a)
Net asset value at beginning of period	$10.00

Income from investment operations:
Net investment income (b)	0.03
Net realized and unrealized gains on investments	1.30
Total from investment operations	1.33

Less distributions from:
Net investment income	(0.03)

Net asset value at end of period	$11.30

Total return (c)	13.31	% (d)

Net assets at end of period (000’s)	$79,554

Ratio of total expenses to average net assets (e)	1.09	% (f)

Ratio of net investment income to average net assets (e)	1.00	% (f)

Portfolio turnover rate	2	% (d)

(a)	Represents the period from the commencement of operations (November 30, 2023) through March 31, 2024.

(b)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests.

(c)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests.

(f)	Annualized.

See accompanying notes to financial statements.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2024

1. Organization

Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund, Davenport Balanced Income Fund and Davenport Insider Buying Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report.

Davenport Core Leaders Fund’s investment objective is long-term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long-term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long-term capital appreciation.

Davenport Small Cap Focus Fund’s investment objective is long-term capital appreciation.

Davenport Balanced Income Fund’s investment objective is current income and an opportunity for long-term growth.

Davenport Insider Buying Fund’s investment objective is long-term growth of capital.

Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund, Davenport Balanced Income Fund and Davenport Insider Buying Fund are each classified as a diversified fund. Davenport Equity Opportunities Fund is classified as a non-diversified fund.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Regulatory update — Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Securities valuation — All investments in securities are recorded at their estimated fair value. The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and ETFs if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of money market funds and other open-end investment companies, other than ETFs, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

Fixed income securities, including corporate bonds, municipal bonds and U.S. Treasury obligations, are typically valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Given the inputs used by the pricing service, these securities are classified as Level 2 within the fair value hierarchy.

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value as determined by Davenport & Company LLC (the “Adviser”) as the Funds’ valuation designee, in accordance with procedures adopted by the Board of Trustees (the “Board” or “Trustees”) pursuant to Rule 2a-5 under the 1940 Act. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the Funds’ investments based on the inputs used to value the investments as of March 31, 2024, by security type:

Davenport Core Leaders Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$956,414,541	$—	$—	$956,414,541
Money Market Funds	28,558,341	—	—	28,558,341
Total	$984,972,882	$—	$—	$984,972,882

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$847,735,619	$—	$—	$847,735,619
Money Market Funds	15,800,226	—	—	15,800,226
Total	$863,535,845	$—	$—	$863,535,845

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$878,479,436	$—	$—	$878,479,436
Money Market Funds	25,708,227	—	—	25,708,227
Total	$904,187,663	$—	$—	$904,187,663

Davenport Small Cap Focus Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$924,193,795	$—	$—	$924,193,795
Exchange-Traded Funds	25,861,621	—	—	25,861,621
Money Market Funds	62,356,981	—	—	62,356,981
Total	$1,012,412,397	$—	$—	$1,012,412,397

Davenport Balanced Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$137,117,899	$—	$—	$137,117,899
Fixed Rate Corporate Bonds	—	67,249,128	—	67,249,128
Municipal Bonds	—	2,468,999	—	2,468,999
U.S. Treasury Obligations	—	17,094,452	—	17,094,452
Money Market Funds	3,177,435	—	—	3,177,435
Total	$140,295,334	$86,812,579	$—	$227,107,913

Davenport Insider Buying Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$75,388,721	$—	$—	$75,388,721
Exchange-Traded Funds	1,822,180	—	—	1,822,180
Money Market Funds	2,555,516	—	—	2,555,516
Total	$79,766,417	$—	$—	$79,766,417

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the securities by sector type. There were no Level 3 securities or derivative instruments held by the Funds as of or during the year/ period ended March 31, 2024.

Foreign currency translation — Investment securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies and 2) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Cash — Each Fund’s cash position, if any, is held in a bank account with balances which, at times, may exceed United States federally insured limits set by the amount covered by federal deposit insurance. The Funds maintain these balances with a high quality financial institution and may incur charges on cash overdrafts.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Discounts and premiums on fixed-income securities are amortized using the effective interest method. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. The Funds record distributions received from investments in real estate investment trusts (also known as “REITs”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. These amounts are recorded once the issuers provide information about the actual classification of the distributions. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Common expenses — Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund, Davenport Balanced Income Fund and Davenport Insider Buying Fund; and declared and paid semi-annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the year/period ended March 31, 2024 and 2023 was as follows:

	Year/Period	Ordinary	Long-Term	Total
	Ended	Income	Capital Gains	Distributions
Davenport Core Leaders Fund	03/31/24	$2,775,090	$49,810,834	$52,585,924
	03/31/23	$8,616,867	$24,804,754	$33,421,621
Davenport Value & Income Fund	03/31/24	$13,047,723	$230,910	$13,278,633
	03/31/23	$16,633,912	$28,180,629	$44,814,541
Davenport Equity Opportunities Fund	03/31/24	$2,126,237	$35,025,825	$37,152,062
	03/31/23	$6,817,160	$44,997,499	$51,814,659
Davenport Small Cap Focus Fund	03/31/24	$5,878,538	$23,250,985	$29,129,523
	03/31/23	$4,649,484	$31,371,059	$36,020,543
Davenport Balanced Income Fund	03/31/24	$5,189,358	$—	$5,189,358
	03/31/23	$5,034,146	$4,481,662	$9,515,808
Davenport Insider Buying Fund	03/31/24	$183,083	$—	$183,083

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2024:

			Davenport
	Davenport	Davenport	Equity
	Core Leaders	Value &	Opportunities
	Fund	Income Fund	Fund
Cost of investments	$559,288,085	$656,637,321	$609,428,070
Gross unrealized appreciation	$428,937,927	$221,798,558	$316,317,631
Gross unrealized depreciation	(3,253,130)	(14,900,034)	(21,558,038)
Net unrealized appreciation	425,684,797	206,898,524	294,759,593
Undistributed ordinary income	55,272	—	447,249
Undistributed long-term gains	26,304,630	16,947,760	—
Accumulated capital and other losses	—	—	(12,607,922)
Distributable earnings	$452,044,699	$223,846,284	$282,598,920

	Davenport	Davenport	Davenport
	Small Cap	Balanced	Insider Buying
	Focus Fund	Income Fund	Fund
Cost of investments	$857,112,890	$196,489,797	$72,864,645
Gross unrealized appreciation	$202,583,855	$33,660,334	$7,834,707
Gross unrealized depreciation	(47,284,348)	(3,042,218)	(932,935)
Net unrealized appreciation	155,299,507	30,618,116	6,901,772
Undistributed ordinary income	6,136,894	—	46,152
Undistributed long-term gains	12,409,824	—	—
Accumulated capital and other losses	—	(4,254,693)	—
Distributable earnings	$173,846,225	$26,363,423	$6,947,924

The difference between the federal income tax cost of investments and the financial statement cost of investments for Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Small Cap Focus Fund and Davenport Balanced Income Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales, and adjustments to basis on partnerships.

Post-October losses, incurred after October 31, 2023 and within the current taxable year, are deemed to arise on the first day of a Fund’s next taxable year. For the year ended March 31, 2024, Davenport Equity Opportunities Fund deferred $12,607,922 of post-October losses to April 1, 2024 for federal income tax purposes.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

As of March 31, 2024, Davenport Balanced Income Fund had short-term capital loss carryforwards of $2,631,190 and long-term capital loss carryforwards of $1,623,503 for federal income tax purposes. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any.

For the year/period ended March 31, 2024, the following reclassifications were made as a result of permanent differences between the financial statements and income tax reporting requirements:

Davenport
	Davenport	Davenport	Equity
	Core Leaders	Value &	Opportunities
	Fund	Income Fund	Fund
Paid-in capital	$—	$—	$—
Distributable earnings	$—	$—	$—

	Davenport	Davenport	Davenport
	Small Cap	Balanced	Insider Buying
	Focus Fund	Income Fund	Fund
Paid-in capital	$—	$(136,851)	$—
Distributable earnings	$—	$136,851	$—

Such reclassifications have no effect on each Fund’s total net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for each Fund for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year/period ended March 31, 2024, the Funds did not incur any interest or penalties.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year/period ended March 31, 2024:

			Davenport
	Davenport	Davenport	Equity
	Core Leaders	Value &	Opportunities
	Fund	Income Fund	Fund
Purchases of investment securities	$180,262,177	$293,101,368	$206,630,743
Proceeds from sales of investment securities	$182,724,069	$320,839,881	$166,064,015

	Davenport	Davenport	Davenport
	Small Cap	Balanced	Insider Buying
	Focus Fund	Income Fund	Fund
Purchases of investment securities	$435,930,158	$95,792,389	$71,565,865
Proceeds from sales of investment securities	$185,017,481	$90,016,903	$1,291,594

During the year ended March 31, 2024, cost of purchases and proceeds from sales of long-term U.S. government securities for Davenport Balanced Income Fund were $7,815,313 and $2,952,599, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS

Each Fund’s investments are managed by the Adviser under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a management fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets. Certain officers and a Trustee of the Trust are also officers of the Adviser.

For the Davenport Insider Buying Fund, pursuant to an Expense Limitation Agreement between the Fund and the Adviser (the “ELA”), the Advisor has agreed, until November 23, 2024, to reduce its management fees and reimburse other expenses to limit total annual operating expenses (exclusive of acquired fund fees and expenses, brokerage costs, taxes, interest, costs to organize the Fund, and extraordinary expenses) to an amount not exceeding 1.25% of the Fund’s average daily net assets.

Under the terms of the ELA, management fee reductions and/or expenses reimbursed by the Advisor are subject to recoupment by the Fund for a period of 3 years from the date such fees and expenses were reduced or reimbursed, provided that the recoupments do not cause total operating expenses of the Fund to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

For the period ended March 31, 2024 the Adviser did not reduce its management fees. Organizational and/or offering costs incurred, if any, to launch the Fund were paid by the Adviser and not the Fund.

A significant portion of the Funds’ investment trades are executed through an affiliated broker-dealer of the Adviser. No commissions are paid by the Funds to the Adviser or the affiliate for these trades.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. During the fiscal year, each Trustee who was not an affiliated person of the Adviser or Ultimus received from the Trust an annual retainer of $30,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust paid its proportionate share of such fees.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of March 31, 2024, Davenport Core Leaders Fund had 31.1% of the value of its net assets invested in common stocks within the Technology sector and Davenport Equity Opportunities Fund had 25.6% of the value of its net assets invested in common stocks within the Consumer Discretionary sector.

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events, except for the following:

Effective April 1, 2024, each Trustee who is not an affiliated person of the Adviser or Ultimus will receive from the Trust an annual retainer of $41,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust will pay its proportionate share of such fees, based on relative net assets.

THE DAVENPORT FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of The Davenport Funds and
Board of Trustees of Williamsburg Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Davenport Funds, comprising the funds listed below (the “Funds”), each a series of Williamsburg Investment Trust, as of March 31, 2024, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund, and Davenport Balanced Income Fund	For the year ended March 31, 2024	For the years ended March 31, 2024 and 2023	For the years ended March 31, 2024, 2023, 2022, 2021, and 2020
Davenport Insider Buying Fund	For the period from November 30, 2023 (commencement of operations) through March 31, 2024

For the years ended March 31, 2024, 2023, 2022, 2021, and 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included

THE DAVENPORT FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 23, 2024

THE DAVENPORT FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustees and Officers		Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	225 Pictoria Drive, Suite 450 Cincinnati, OH	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of The Davenport Funds	Since July 2012
	George K. Jennison	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Trustee	Since January 2015
	Harris V. Morrissette	225 Pictoria Drive, Suite 450 Cincinnati, OH	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	225 Pictoria Drive, Suite 450 Cincinnati, OH	1953	Trustee	Since February 2014
	Cheryl B. Hatcher	One James Center 901 E. Cary Street Richmond, VA	1957	Vice President	Since March 2021
	George L. Smith, III	One James Center 901 E. Cary Street Richmond, VA	1975	Vice President	Since February 2011
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	David K. James	225 Pictoria Drive, Suite 450 Cincinnati, OH	1970	Secretary	Since November 2018
	Michael J. Nanosky	225 Pictoria Drive, Suite 450 Cincinnati, OH	1966	Chief Compliance Officer	Since March 2020

*	Mr. Ackerly, as an affiliated person of an investment adviser to the Trust, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

THE DAVENPORT FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Each Trustee oversees nine portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV, is Senior Vice President and Portfolio Manager of Davenport & Company, LLC (a broker-dealer and investment advisory firm).

George K. Jennison is retired. He was President of Oyster Consulting, LLC (a management consulting firm) and a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of Trustmark Corporation (bank holding company).

Elizabeth W. Robertson serves as a Trustee of TowneBank Foundation, TowneBank Corporate Board, TowneBank Audit Committee Chair and TowneBank Community Board since 2015. She previously was Chief Financial Officer of Monument Restaurants LLC.

Cheryl B. Hatcher is Senior Vice President of Davenport & Company LLC and Senior Administrative Officer of Davenport Asset Management.

George L. Smith, III is Senior Vice President and Portfolio Manager of the Adviser.

Mark J. Seger is a Vice Chairman of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. He previously was Co-CEO of Ultimus Fund Solutions, LLC (1999 to 2019).

David K. James is an Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present). He previously was Managing Director and Managing Counsel at State Street Bank and Trust Company (2009 to 2018).

Michael J. Nanosky is a Senior Compliance Officer of Northern Lights Distributors, LLC (2020 to present). He previously was Senior Vice President & Chief Compliance Officer of PNC Funds (2014 to 2019).

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2023 through March 31, 2024) for all Funds except Davenport Insider Buying Fund, which is held for the period (November 30, 2023 through March 31, 2024).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value
	October 1,	March 31,	Expense	Expenses Paid
	2023	2024	Ratio(a)	During Period(b)
Davenport Core Leaders Fund
Based on Actual Fund Return	$1,000.00	$1,253.90	0.86%	$4.85
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.70	0.86%	$4.34
Davenport Value & Income Fund
Based on Actual Fund Return	$1,000.00	$1,154.60	0.87%	$4.69
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.65	0.87%	$4.39
Davenport Equity Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,274.60	0.87%	$4.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.65	0.87%	$4.39
Davenport Small Cap Focus Fund
Based on Actual Fund Return	$1,000.00	$1,211.30	0.88%	$4.86
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.60	0.88%	$4.45
Davenport Balanced Income Fund
Based on Actual Fund Return	$1,000.00	$1,111.10	0.93%	$4.91
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.35	0.93%	$4.70

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value
	November 30,	March 31,	Net Expense	Expenses Paid
	2023(a)	2024	Ratio(b)	During Period(c)
Davenport Insider Buying Fund
Based on Actual Fund Return	$1,000.00	$1,057.20	1.09%	$3.77
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.55	1.09%	$5.50

(a)	Beginning Account Value is as of November 30, 2023 (date of commencement of operations) for the Actual Fund Return information.

(b)	Annualized, based on the Fund’s expenses for the period since commencement of operations (November 30, 2023).

(c)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 123/366 (to reflect the period since inception) and 183/366 (to reflect the one half year period), for Actual Fund Return and Hypothetical 5% Return information, respectively.

THE DAVENPORT FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

A complete listing of portfolio holdings for each Fund is updated daily and can be reviewed at the Funds’ website at www.investdavenport.com.

FEDERAL TAX INFORMATION (Unaudited)

Capital Gain Distribution – For the year ended March 31, 2024, the following Funds designated long-term capital gain distributions:

Davenport Core Leaders Fund	$49,810,834
Davenport Value & Income Fund	230,910
Davenport Equity Opportunities Fund	35,025,825
Davenport Small Cap Focus Fund	23,250,985

Qualified Dividend Income – The Funds have designated the following of their ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate:

Davenport Core Leaders Fund	100.00%
Davenport Value & Income Fund	100.00%
Davenport Equity Opportunities Fund	100.00%
Davenport Small Cap Focus Fund	48.39%
Davenport Balanced Income Fund	55.23%
Davenport Insider Buying Fund	100.00%

Dividends Received Deduction – For corporate shareholders, the following percentages or ordinary dividends paid during the year/period ended March 31, 2024 qualify for the corporate dividends received deduction:

Davenport Core Leaders Fund	100.00%
Davenport Value & Income Fund	100.00%
Davenport Equity Opportunities Fund	100.00%
Davenport Small Cap Focus Fund	57.10%
Davenport Balanced Income Fund	43.54%
Davenport Insider Buying Fund	100.00%

THE DAVENPORT FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on November 14, 2023, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of the Investment Advisory Agreements with the Adviser for an additional one-year period on behalf of the Davenport Core Leaders Fund, the Davenport Value & Income Fund, the Davenport Equity Opportunities Fund, the Davenport Small Cap Focus Fund, and the Davenport Balanced Income Fund (individually, a “Fund,” collectively, the “Funds”). Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the continuation of the Investment Advisory Agreements.

Prior to the Board meeting, the Adviser provided materials in response to a letter sent by counsel to the Independent Trustees, on their behalf, requesting various information relevant to the Independent Trustees’ consideration of the renewal of the Investment Advisory Agreements with respect to each Fund. In approving the continuance of the Investment Advisory Agreements, the Independent Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Independent Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. During a meeting of the Governance, Nomination, Compensation and Qualified Legal Compliance Committee held prior to the Board meeting, the Independent Trustees reviewed the proposed renewal of the Investment Advisory Agreements with experienced independent legal counsel outside the presence of representatives of the Adviser and received materials from counsel discussing the legal standards for their consideration of the proposed renewal of the Investment Advisory Agreements.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuance of the Investment Advisory Agreements. Rather the Independent Trustees concluded, after weighing and balancing the factors described below, that it was in the best interests of each Fund and its respective shareholders to continue the Investment Advisory Agreements, in their present form, for an additional one-year period.

Nature, Extent and Quality of Services

The Independent Trustees’ evaluation of the nature, extent and quality of the Adviser’s services took into consideration their knowledge gained through presentations and reports from the Adviser over the course of the twelve-month period ended September 30, 2023, including the Adviser’s views on the overall conditions of the economy and the markets. The Independent Trustees considered various factors that may have influenced the markets, investor preferences and market sentiment during the past year and the efforts of the Adviser to take advantage of opportunities to purchase high-quality companies at attractive prices during periods of market weakness. The Independent Trustees also considered the changes that were made to the portfolio management structure of various funds during the past year; the scope and quality of the in-house capabilities of the Adviser and other resources that it dedicates to performing services for the Funds; the quality of administrative and other services, including the Adviser’s role in coordinating the activities of

THE DAVENPORT FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

the Funds’ other service providers; the Adviser’s compliance with the investment policies of the Funds and applicable laws and regulations; the business reputation of the Adviser; the experience of the Funds’ portfolio managers, and the Adviser’s financial resources.

Investment Performance

The Independent Trustees considered the performance of each Fund for the 1-year, 3-year, 5-year, and 10-year (or the since inception period with respect to the Davenport Balanced Income Fund) periods ended September 30, 2023, compared to the Fund’s benchmark and one or more peer groups with similar investment objectives and strategies. The Board noted that the Davenport Core Leaders Fund outperformed its benchmark and the Lipper Large Cap Core peer group for the 1-year period, but underperformed the Lipper Large Cap Growth peer group for the 1-year period; and underperformed its benchmark and Lipper peer groups for each of the 5-year and 10-year periods. The Board noted that the Davenport Equity Opportunities Fund outperformed its benchmark and the Lipper Mid Cap Core and the Lipper Mid Cap Value peer groups for the 1-year, 5-year and 10-year periods, but underperformed its benchmark and Lipper peer groups for the 3-year period. The Board noted that the Davenport Value & Income Fund underperformed its benchmark, the Lipper Equity Income Peer Group, and the Morningstar US Active Fund Large Value Peer Group for the 1-year, 3-year, 5-year, and 10-year periods. The Board noted that the Davenport Balanced Income Fund underperformed its benchmarks and the Morningstar US Fund Moderate Allocation peer group for the 1-year, 3-year, 5-year, and since-inception periods. The Board noted that the Davenport Small Cap Focus Fund outperformed its benchmark, the Lipper Small Cap Core Peer Group, and the Morningstar US Active Small Blend Peer Group for the 1-year, 3-year, 5-year, and since-inception periods. The Board took into account management’s discussion of each Fund’s performance relative to the Fund’s benchmark and peer group(s). The Independent Trustees also reviewed a report prepared by the Adviser comparing each Fund’s performance to the composite performance of other accounts (if any) managed by the Adviser using the same investment approach as the Funds.

Fees and Expense Ratios

In reviewing the fees payable under the Investment Advisory Agreements, the Independent Trustees compared the advisory fees and overall expense levels of each Fund with those of funds with similar investment objectives and strategies. The Board noted that while the advisory fee for each Fund was higher than the average of its Morningstar Peer Group Category, each Fund’s total expense ratio was lower than the average for its Morningstar Peer Group Category, with the exception of the total expense ratio of the Davenport Balanced Income Fund. The Independent Trustees considered information about the Adviser’s profitability with respect to each Fund, including the assumptions and methodology the Adviser used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Independent Trustees considered not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Independent Trustees also considered the fact that shareholders

THE DAVENPORT FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

in the Funds do not pay the costs of executing portfolio trades for equity securities through outside brokers or the compensation that is paid to financial intermediaries for the provision of administrative support services.

Economies and Benefits of Scale

The Independent Trustees considered the extent to which economies of scale are being realized as the Funds grow and noted that Davenport & Co. has provided the Funds with opportunities to gather more assets by increasing the visibility of the Funds through various marketing and distribution efforts. The Independent Trustees also considered the “fallout” benefits to Davenport & Co. with respect to the Funds, but given the nature of these benefits viewed them as secondary factors in connection with their evaluation of the continuation of the Funds’ Investment Advisory Agreements with Davenport & Co.

Conclusions

Based on the consideration of the foregoing and such other information as was deemed relevant, the Independent Trustees concluded that (i) the overall performance of each Fund is satisfactory relative to its benchmark and peer group(s); (ii) the advisory fees and total operating expenses for the Funds are reasonable in relation to the services provided by the Adviser; (iii) Davenport & Co., a dually registered investment adviser and broker dealer, has further benefited the Funds’ shareholders by executing all equity trades at no cost to the Funds and paying the compensation to financial intermediaries for the provision of administrative support services; and (iv) the profits of the Adviser with respect to its management of the Funds are reasonable.

DAVENPORT INSIDER BUYING FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, reviewed and approved the Investment Advisory Agreement with the Adviser on behalf of Davenport Insider Buying Fund (the “Insider Buying Fund” or the “Fund”) at a meeting held on August 15, 2023. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the Investment Advisory Agreement for the Fund.

Prior to the Board meeting, the Adviser provided materials in response to a letter sent by counsel to the Independent Trustees, on their behalf, requesting various information relevant to the Independent Trustees’ consideration of the approval of the Investment Advisory Agreement with respect to the Fund. In approving the Investment Advisory Agreement, the Independent Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Independent Trustees were the nature, extent, and quality of the services to be provided by the Adviser and the reasonableness of the proposed fees to be charged for those services. During a meeting of the Governance, Nomination, Compensation and Qualified Legal Compliance Committee held prior to the Board meeting, the Independent Trustees reviewed the proposed approval of the Investment Advisory Agreement with experienced independent legal counsel outside the presence of representatives of the Adviser and received materials from counsel discussing the legal standards for their consideration of the proposed approval of the Investment Advisory Agreement.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the Investment Advisory Agreement for the Fund. Rather the Independent Trustees concluded, after weighing and balancing the factors described below, that it was in the best interests of the Insider Buying Fund and its shareholders to approve the Investment Advisory Agreement.

Nature, Extent and Quality of Services

The Trustees took into account the investment objective and principal investment strategies of the Insider Buying Fund. The Trustees also considered the research and portfolio management process that would be used in managing the Insider Buying Fund, including the process that will be used to analyze the buying and selling activities of corporate insiders. The Trustees reviewed the background, education, and experience of the two individuals who would manage the Insider Buying Fund on a day-to-day basis, and also considered that one of those individuals had experience managing a separately managed account (“SMA”) that had a similar investment strategy as the one to be used in managing the Insider Buying Fund. The Trustees noted certain differences in the investment strategies of the SMA and the Fund. In evaluating the quality of services to be provided to the Insider Buying Fund by the Adviser, the Board took into account its familiarity with the Adviser’s personnel given the Adviser’s management of multiple funds overseen by the Board. The Board concluded that it was satisfied with the nature, extent, and quality of services to be provided to the Insider Buying Fund by the Adviser under the Investment Advisory Agreement and the Adviser’s ability to furnish those services to the Fund.

DAVENPORT INSIDER BUYING FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Investment Performance

The Independent Trustees noted that the Adviser did not currently offer any investment products that had investment strategies similar to those to be used in managing the Fund but had demonstrated its ability to satisfactorily manage other Funds overseen by the Board. The Trustees also were mindful that the Adviser will utilize tenants and strategies similar to those that are currently being applied to its existing products in managing the Insider Buying Fund, but that the Fund’s overall portfolio will be distinctive in certain respects from the Adviser’s other product offerings.

Proposed Fees and Estimated Expense Ratio

The Trustees considered the proposed advisory fee to be paid by the Insider Buying Fund to the Adviser under the Investment Advisory Agreement. The Trustees also took into account the Adviser’s contractual agreement to limit certain operating expenses of the Insider Buying Fund for a period of one year from the commencement of the Fund’s operations. In evaluating the reasonableness of the Fund’s proposed advisory fee and estimated expense ratio, the Independent Trustees compared the advisory fees and estimated net expense ratio of the Fund with those of funds in the Morningstar Large Cap Blend category and Morningstar Mid Cap Blend category. The Independent Trustees noted that both the proposed advisory fee and estimated net expense ratio for the Insider Buying Fund were higher than the average and median of the Morningstar Large Cap Blend category and Morningstar Mid Cap Blend category but were mindful of the Adviser’s commitment to limit the Fund’s operating expenses for the first year as well as the Insider Buying Fund’s unique strategy of focusing on insider buying and selling activity in constructing its investment portfolio. The Independent Trustees also considered information about the Adviser’s financial condition and its anticipated profitability with respect to the Insider Buying Fund, including the assumptions and methodology the Adviser used in preparing the projected profitability information. After considering the foregoing, the Trustees determined that the proposed advisory fees and estimated net expense ratio for the Insider Buying Fund are reasonable as compared to the average and median fees and expense ratios of similarly situated funds and in relation to the nature of the investment program and the level of services that are expected to be provided by the Adviser.

Potential Economies of Scale and Possible “Fallout benefits”

Given that the Insider Buying Fund had not commenced operations, the Independent Trustees did not consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale to be material factors in their decision whether to approve the Investment Advisory Agreement. The Independent Trustees also considered so-called “fallout” benefits that the Adviser might receive from its management of the Fund, but given the amounts involved, did not consider them to be material factors in their decision whether to approve the Investment Advisory Agreement.

DAVENPORT INSIDER BUYING FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Conclusions

Based on the consideration of the foregoing and such other information as was deemed relevant, the Independent Trustees concluded that: (i) the Adviser possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (ii) the proposed advisory fee is reasonable in view of the services to be provided to the Fund; and (iii) the estimated net expense ratio of the Fund, while higher than the average and median of comparable funds, is reasonable given the Fund’s investment strategies; and (iv) the Adviser’s anticipated profitability from its management of the Fund is reasonable.

THE DAVENPORT FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees approved the appointment of a Liquidity Risk Committee, which includes representatives from Davenport & Company LLC, the Funds’ investment adviser, and Ultimus Fund Solutions, LLC, the Funds’ Administrator. The Liquidity Risk Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Risk Committee updated its assessment of each Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended November 30, 2023 and the adequacy and effectiveness of the liquidity risk management program’s operation from December 1, 2022 until November 30, 2023 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on February 27, 2024. During the Review Period, none of the Funds experienced unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Cohen & Company, Ltd.
342 N Water Street,
Suite 830
Milwaukee, WI 53202

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006

Board of Trustees
Robert S. Harris, Ph.D., Chairman
John P. Ackerly, IV
George K. Jennison
Harris V. Morrissette
Elizabeth W. Robertson

Officers
John P. Ackerly, IV, President
Cheryl B. Hatcher, Vice President
George L. Smith, III, Vice President

Davenport-AR-24

THE
GOVERNMENT STREET
FUNDS

No-Load Mutual Funds

Annual Report
March 31, 2024

The Government Street Equity Fund The Government Street Opportunities Fund

LETTER FROM THE PRESIDENT	April 2024

Dear Fellow Shareholders:

We enclose for your review the audited Annual Reports of The Government Street Funds for the fiscal year ended March 31, 2024.

The Government Street Equity Fund

The Government Street Equity Fund (the “Equity Fund”) achieved a total return of 29.25% for the fiscal year ended March 31, 2024. By comparison, the S&P 500® Index and the Morningstar Large Blend categories returned 29.88% and 26.83%, respectively.

The following table depicts the fiscal quarter total returns of our three related measures.

	Government		Morningstar
	Street Equity Fund	S&P 500®	Large Blend
1 Qtr 2024	13.12%	10.56%	9.87%
4 Qtr 2023	10.51%	11.69%	11.29%
3 Qtr 2023	-3.43%	-3.27%	-3.21%
2 Qtr 2023	7.06%	8.74%	7.16%

In fiscal year 2024, both Government Street Funds benefited from an investment made several years back in a relatively small semiconductor hardware company. The company, NVIDIA, rose dramatically in the last year to become one of the largest companies in the world. Its total return in the last twelve months of over 200% made a significant contribution to both funds.

NVIDIA was at the right place, at the right time, with cutting edge semiconductor technology. Their product seems to be two to five years ahead of the competition in the development of a chip which is currently in demand by the majority of the software and hardware computer industry. The growth of the company’s earnings has been so rapid that its price to earnings ratio, a general measure of investment risk, has actually declined in last year.

Going forward, we expect and hope that NVIDIA and our other technology investments will assist the United States in increasing economic productivity and helping to alleviate current inflationary pressure. The technology sector has grown to represent approximately 25% to 50% of many major indices and portfolios. The digital age is upon us.

1

The top 10 holdings in the Equity Fund as of March 31, 2024 were:

Security Description	% of Net Assets
NVIDIA Corporation	12.58%
JPMorgan Chase & Company	4.72%
Invesco S&P 500® Equal Weight ETF	4.56%
Microsoft Corporation	4.33%
Alphabet, Inc. Classes A & C	3.50%
AbbVie, Inc.	2.53%
Apple, Inc.	2.46%
Blackstone, Inc.	2.22%
Amazon.com, Inc.	2.18%
Bio-Techne Corporation	2.17%

While you recognize the top 10 holdings as large well-known companies, there is diversification within the holdings. The Equity Fund represents a large capitalization collection of blended growth and value companies.

The Equity Fund’s best performing economic sector for the fiscal year was Technology, up 29.3%. The second-best sector was Consumer Staples, up 13.4%. The worst performing sector was Materials, -1.1%.

There were significant individual performances during the fiscal year. The holdings with the five highest returns, held for the entire fiscal year, as measured by the internal rate of return for the entire period were:

1 Year
Security Description	Performance
NVIDIA Corporation	226.74%
Meta Platforms, Inc. Class A	106.98%
Amazon.com, Inc.	86.42%
Phillips 66 Corporation	67.95%
Ares Management Corporation Class A	64.28%

The holdings with the five lowest returns, held for the entire fiscal year, as measured by internal rate of return for the entire period were:

1 Year
Security Description	Performance
Skyworks Solutions, Inc.	-5.84%
Mid-American Apartment Communities, Inc.	-9.17%
Nike, Inc. Class B	-9.45%
WEC Energy Group, Inc.	-10.01%
ON Semiconductor Corporation	-10.65%

Note: The investment performances listed for economic sectors and securities in the three preceding paragraphs are extracted from an in-house independent time-weighted rate of return computation by the Addepar portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year April 1, 2023 through March 31, 2024.

2

Fiscal year 2024 was extremely good for The Government Street Funds. Investment returns, for the 12 months, far exceeded expectations at the beginning of the year. Early on, most discussions focused on how deep and broad a recession was to be expected. The market seems to have gotten it right and the negative pundits, as usual, were generally incorrect since the economy, at this writing, appears very strong.

However, it is very difficult to look at all the variables which are general indicators of a healthy economy and not be perplexed. Inflation rates, while receding for some time, have seemed to level off well above the Federal Reserve’s stated goal and portend difficulty in near term interest rate decreases. Geopolitical problems in Ukraine, Israel, Palestine, Taiwan, our borders, and other areas of interest constantly provide unsettling news. On top of these considerations, we have entered the season of a Presidential election which promises to compete on mud slinging with any that have ever preceded it. If ever there was an example of the old saying “markets climb a wall of worry” fiscal 2024 seems to confirm its veracity.

It is impossible to leave this commentary on the perceptions of the market environment without commenting on the national debt. Though we have been noting its growth in many previous letters, it continues to balloon at unprecedented levels. Currently standing at near 35 billion dollars, the interest payments are becoming staggering. Currently, there are reports that new Treasury offerings are being met with unenthusiastic bidders. Additionally, there is approximately one-third of the debt that has to be refinanced this year. The current level of interest rates at any point, short or long maturities, will be double the expiring rates. It becomes very hard to see how any reduction in interest rates can be justified financially.

The bright spot has to focus on technological developments. Biotech discoveries and applications have promised to confront diseases and health conditions that have previously seemed insurmountable. Increased computer speeds are allowing analysis that historically took years, in a fraction of the time.

The “cherry on top” of all technology seems to be found in the rapid development of artificial intelligence (AI). While acknowledging there are potentially good and bad applications, the possibility that the good may find its way into increased productivity in almost all its applications. It seems to us, that productivity is the only true savior for our economy. The ridiculous and reckless spending of politicians has pretty much eliminated any traditional escape from our national debt.

In summary, there are many reasons to believe that we will have trying times ahead. The answer to that predicament has always been a diversified portfolio of good growth and value common stocks. That is exactly how your investment fund is organized. Hopefully current events will not yield a new historic financial result.

Thank you for your continued confidence in our pursuing those opportunities on your behalf.

As of March 31, 2024, the Equity Fund’s net assets were $82.7 million; net asset value per share was $112.90; and the ratio of expenses to net average assets was 0.87%. Portfolio turnover rate was 23%. Income dividends of $0.8886 per share and capital gain distributions of $4.5159 per share were distributed to shareholders during the year.

3

The Government Street Opportunities Fund

The Government Street Opportunities Fund (the “Opportunities Fund”) produced a total return of 26.55% during the fiscal year ended March 31, 2024. By comparison the S&P MidCap 400® Index and the Morningstar Mid-Cap Blend category, used as relative performance benchmarks, returned 23.33% and 22.44%, respectively.

The following table depicts the fiscal quarter total returns of our three related measures.

	Government Street
	Opportunities		Morningstar
	Fund	S&P MidCap 400®	Mid Cap Blend
1 Qtr 2024	14.49%	9.95%	9.23%
4 Qtr 2023	8.18%	11.67%	11.51%
3 Qtr 2023	-3.98%	-4.20%	-3.90%
2 Qtr 2023	6.42%	4.85%	4.60%

The mid-capitalization category of individual companies is usually represented by the S&P MidCap 400®, whose issuers have a market capitalization ranging from approximately $0.3 billion to $12.5 billion. Generally, these companies are considered to have slightly higher risk and return characteristics than the S&P 500® companies, which includes issuers with large capitalization. The mid-cap companies in the index are primarily domestically oriented.

The top 10 holdings in The Government Street Opportunities Fund as of March 31, 2024 were:

Security Description	% of Net Assets
NVIDIA Corporation	8.64%
SPDR S&P Midcap 400® ETF	4.90%
Celsius Holdings, Inc.	3.20%
Steel Dynamics, Inc.	2.82%
Gallagher Arthur J & Company	2.71%
iShares Core S&P MidCap 400® ETF Trust	2.67%
Mid-America Apartment Communities, Inc.	2.67%
Martin Marietta Materials, Inc.	2.49%
Waste Connections, Inc.	2.44%
Brown & Brown, Inc.	2.37%

There were significant individual performances during the fiscal year. The holdings with the five highest returns, held for the entire period, as measured by the time weighted rate of return, were:

1 Year
Security Description	Performance
NVIDIA Corporation	227.82%
Celsius Holdings, Inc.	166.06%
Lam Research, Inc.	85.28%
Advanced Micro Device Corporation	84.15%
nVent Electric plc	77.84%

4

The five holdings with the lowest returns, held for the entire period, as measured by time weighted rate of return, were:

1 Year
Security Description	Performance
Teleflex, Inc.	-10.19%
Penumbra, Inc.	-19.97%
CH RobinsonWorldwide Corporation	-21.16%
Bio-Rad Laboratories, Inc.	-27.80%
Enphase Energy, Inc.	-42.47%

The Opportunity Fund’s best performing economic sector for the fiscal year was Consumer Staples, up 77.2%. The second-best sector was Technology, up 72.6%. The worst performing sector was Real Estate, -9.2%.

Note: The investment performances listed for economic sectors and securities in the three preceding paragraphs are extracted from an in-house independent time-weighted rate of return computation by the Addepar portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year April 1, 2023 through March 31, 2024.

We believe that mid-cap stocks offer an attractive combination of growth and safety as they have successfully overcome startup challenges yet remain nimble enough to generate stronger growth than large-cap stocks. Mid-cap stocks have been able to match the performance of large-cap stocks in down markets while exceeding large-cap performance in up markets, leading to long-term outperformance.

As of March 31, 2024, the net assets of the Opportunities Fund were $73.9 million and the net asset value per share was $44.73. The portfolio turnover rate for the year was 17% and the total number of holdings was 78 as of March 31, 2024. The expense ratio for the Fund was 1.04%. Income dividends of $0.3032 per share and capital gain distributions of $0.4448 per share were distributed to shareholders during the year.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell

President

Leavell Investment Management, Inc.

The Government Street Funds

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

5

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2024, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

6

THE GOVERNMENT STREET EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

The Government Street Equity Fund

Comparison of the Change in Value of a $10,000 Investment in

The Government Street Equity Fund and the S&P 500® Index

	Average Annual Total Returns
	(for the year ended March 31, 2024)

	1 Year	5 Years	10 Years
The Government Street Equity Fund(a)	29.25%	16.13%	12.15%
S&P 500® Index	29.88%	15.05%	12.96%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

THE GOVERNMENT STREET OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

The Government Street Opportunities Fund

Comparison of the Change in Value of a $10,000 Investment in

The Government Street Opportunities Fund and the S&P MidCap 400® Index

	Average Annual Total Returns
	(for the year ended March 31, 2024)

	1 Year	5 Years	10 Years
The Government Street Opportunities Fund(a)	26.55%	14.84%	11.95%
S&P MidCap 400® Index	23.33%	11.71%	9.99%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
March 31, 2024 (Unaudited)

Asset Allocation

(% of Net Assets)

30%
25%
20%
15%
10%
5%
0%
Communications
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Materials
Real Estate
Technology
Utilities
Exchange-Traded Funds
Cash Equivalents

Top 10 Equity Holdings

Security Description	% of Net Assets
NVIDIA Corporation	12.6%
JPMorgan Chase & Company	4.7%
Invesco S&P 500® Equal Weight ETF	4.6%
Microsoft Corporation	4.3%
Alphabet, Inc. - Class A and C	3.5%
AbbVie, Inc.	2.5%
Apple, Inc.	2.5%
Blackstone, Inc.	2.2%
Amazon.com, Inc.	2.2%
Bio-Techne Corporation	2.2%

9

THE GOVERNMENT STREET OPPORTUNITIES FUND
PORTFOLIO INFORMATION
March 31, 2024 (Unaudited)

Asset Allocation

(% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
NVIDIA Corporation	8.6%
SPDR S&P MidCap 400® ETF	4.9%
Celsius Holdings, Inc.	3.2%
Steel Dynamics, Inc.	2.8%
Arthur J. Gallagher & Company	2.7%
iShares Core S&P MidCap 400® ETF Trust	2.7%
Mid-America Apartment Communities, Inc.	2.7%
Martin Marietta Materials, Inc.	2.5%
Waste Connections, Inc.	2.4%
Brown & Brown, Inc.	2.4%

10

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2024
COMMON STOCKS — 90.7%	Shares	Value
Communications — 6.8%
Alphabet, Inc. - Class A (a)	5,700	$860,301
Alphabet, Inc. - Class C (a)	13,340	2,031,148
Booking Holdings, Inc.	250	906,970
Meta Platforms, Inc. - Class A	3,200	1,553,856
Uber Technologies, Inc. (a)	3,000	230,970
		5,583,245
Consumer Discretionary — 8.3%
Amazon.com, Inc. (a)	10,000	1,803,800
Home Depot, Inc. (The)	3,000	1,150,800
Lowe’s Companies, Inc.	2,500	636,825
McDonald’s Corporation	5,000	1,409,750
NIKE, Inc. - Class B	2,500	234,950
NVR, Inc. (a)	40	323,998
Tesla, Inc. (a)	3,200	562,528
Toyota Motor Corporation - ADR	2,000	503,360
Tractor Supply Company	1,000	261,720
		6,887,731
Consumer Staples — 3.2%
Celsius Holdings, Inc. (a)	1,500	124,380
Coca-Cola Company (The)	3,500	214,130
Procter & Gamble Company (The)	4,000	649,000
Walmart, Inc.	27,000	1,624,590
		2,612,100
Energy — 4.1%
Cheniere Energy, Inc.	5,500	887,040
Chevron Corporation	4,000	630,960
Marathon Petroleum Corporation	2,600	523,900
ONEOK, Inc.	7,000	561,190
Phillips 66	5,000	816,700
		3,419,790
Financials — 13.7%
Aflac, Inc.	14,000	1,202,040
Apollo Global Management, Inc.	1,000	112,450
Arch Capital Group Ltd. (a)	2,500	231,100
Ares Management Corporation - Class A	5,500	731,390
Berkshire Hathaway, Inc. - Class B (a)	1,500	630,780
Blackstone, Inc.	14,000	1,839,180
Brookfield Reinsurance Ltd.	28,000	1,163,680
CME Group, Inc.	3,500	753,515
Intercontinental Exchange, Inc.	1,500	206,145

11

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 90.7% (Continued)	Shares	Value
Financials — 13.7% (Continued)
JPMorgan Chase & Company	19,500	$3,905,850
Marsh & McLennan Companies, Inc.	2,500	514,950
		11,291,080
Health Care — 8.9%
Abbott Laboratories	9,500	1,079,770
AbbVie, Inc.	11,500	2,094,150
Bio-Techne Corporation	25,500	1,794,945
CRISPR Therapeutics AG (a)	4,000	272,640
Edwards Lifesciences Corporation (a)	4,800	458,688
GE HealthCare Technologies, Inc.	5,000	454,550
Merck & Company, Inc.	800	105,560
Thermo Fisher Scientific, Inc.	900	523,089
UnitedHealth Group, Inc.	1,000	494,700
Vertex Pharmaceuticals, Inc. (a)	250	104,503
		7,382,595
Industrials — 12.0%
Eaton Corporation plc	1,000	312,680
Emerson Electric Company	4,500	510,390
General Dynamics Corporation	3,700	1,045,213
Honeywell International, Inc.	8,500	1,744,625
Lockheed Martin Corporation	3,500	1,592,045
Parker-Hannifin Corporation	1,300	722,527
Quanta Services, Inc.	4,000	1,039,200
Rockwell Automation, Inc.	1,100	320,463
RTX Corporation	14,000	1,365,420
TE Connectivity Ltd.	9,000	1,307,160
		9,959,723
Materials — 2.3%
Cameco Corporation	3,500	151,620
Freeport-McMoRan, Inc.	25,000	1,175,500
Linde plc	800	371,456
Nucor Corporation	1,000	197,900
		1,896,476
Real Estate — 1.6%
Mid-America Apartment Communities, Inc.	10,000	1,315,800

Technology — 28.7%
Accenture plc - Class A	4,000	1,386,440
Adobe, Inc. (a)	500	252,300
Apple, Inc.	11,900	2,040,612
ASML Holding N.V.	600	582,282
Mastercard, Inc. - Class A	2,000	963,140
Microsoft Corporation	8,500	3,576,120

12

THE GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 90.7% (Continued)	Shares	Value
Technology — 28.7% (Continued)
NVIDIA Corporation	11,500	$10,390,940
ON Semiconductor Corporation (a)	4,500	330,975
Oracle Corporation	2,000	251,220
Palantir Technologies, Inc. - Class A (a)	5,000	115,050
Palo Alto Networks, Inc. (a)	600	170,478
QUALCOMM, Inc.	3,000	507,900
Skyworks Solutions, Inc.	8,000	866,560
Texas Instruments, Inc.	5,200	905,892
Visa, Inc. - Class A	5,000	1,395,400
		23,735,309
Utilities — 1.1%
WEC Energy Group, Inc.	11,000	903,320

Total Common Stocks (Cost $26,219,227)		$74,987,169

EXCHANGE-TRADED FUNDS — 5.3%	Shares	Value
Health Care Select Sector SPDR® Fund (The)	4,000	$590,920
Invesco S&P 500® Equal Weight ETF	22,300	3,776,951
Total Exchange-Traded Funds (Cost $3,882,810)		$4,367,871

MONEY MARKET FUNDS — 4.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 5.21% (b) (Cost $3,352,797)	3,352,797	$3,352,797

Total Investments at Value — 100.0%
(Cost $33,454,834)		$82,707,837

Liabilities in Excess of Other Assets — (0.0%) (c)		(16,543)

Net Assets — 100.0%		$82,691,294

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2024.

(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

13

THE GOVERNMENT STREET OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2024
COMMON STOCKS — 85.2%	Shares	Value
Consumer Discretionary — 3.1%
CarMax, Inc. (a)	1,500	$130,665
Coupang, Inc. (a)	3,000	53,370
Dick’s Sporting Goods, Inc.	1,500	337,290
Gildan Activewear, Inc.	10,000	371,300
NVR, Inc. (a)	10	81,000
Service Corporation International	13,000	964,730
Toll Brothers, Inc.	3,000	388,110
		2,326,465
Consumer Staples — 5.5%
Bunge Global S.A.	3,500	358,820
Celsius Holdings, Inc. (a)	28,500	2,363,220
Church & Dwight Company, Inc.	9,000	938,790
Molson Coors Beverage Company - Class B	5,800	390,050
		4,050,880
Energy — 4.8%
APA Corporation	6,000	206,280
Devon Energy Corporation	9,000	451,620
Enphase Energy, Inc. (a)	6,000	725,880
Exxon Mobil Corporation	1,260	146,462
Marathon Oil Corporation	21,000	595,140
Northern Oil and Gas, Inc.	10,000	396,800
ONEOK, Inc.	3,500	280,595
PBF Energy, Inc. - Class A	9,500	546,915
Targa Resources Corporation	1,750	195,983
		3,545,675
Financials — 17.7%
American Financial Group, Inc.	8,600	1,173,728
Ares Management Corporation - Class A	7,000	930,860
Arthur J. Gallagher & Company	8,000	2,000,320
Berkley (W.R.) Corporation	16,762	1,482,431
Brown & Brown, Inc.	20,000	1,750,800
CME Group, Inc.	5,000	1,076,450
Intercontinental Exchange, Inc.	9,000	1,236,870
Morgan Stanley	9,565	900,641
Nasdaq, Inc.	23,000	1,451,300
Old Republic International Corporation	24,400	749,568
Voya Financial, Inc.	5,000	369,600
		13,122,568
Health Care — 10.4%
Bio-Rad Laboratories, Inc. - Class A (a)	1,500	518,805
Bio-Techne Corporation	15,000	1,055,850
Centene Corporation (a)	4,000	313,920
Charles River Laboratories International, Inc. (a)	4,000	1,083,800

14

THE GOVERNMENT STREET OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 85.2% (Continued)	Shares	Value
Health Care — 10.4% (Continued)
Chemed Corporation	2,500	$1,604,825
GE HealthCare Technologies, Inc.	4,000	363,640
Laboratory Corporation of America Holdings	2,574	562,316
Penumbra, Inc. (a)	1,500	334,770
ResMed, Inc.	1,200	237,636
Teleflex, Inc.	3,950	893,372
Waters Corporation (a)	2,000	688,460
		7,657,394
Industrials — 15.4%
C.H. Robinson Worldwide, Inc.	4,000	304,560
Donaldson Company, Inc.	13,000	970,840
Expeditors International of Washington, Inc.	8,000	972,560
Fastenal Company	18,000	1,388,520
Graco, Inc.	13,000	1,214,980
Jacobs Solutions, Inc.	8,475	1,302,862
L3Harris Technologies, Inc.	5,250	1,118,775
MSC Industrial Direct Company, Inc. - Class A	5,000	485,200
nVent Electric plc	4,200	316,680
Pentair plc	3,200	273,408
Snap-on, Inc.	1,475	436,924
Waste Connections, Inc.	10,500	1,806,105
Woodward, Inc.	5,000	770,600
		11,362,014
Materials — 8.7%
Ashland, Inc.	6,000	584,220
ATI, Inc. (a)	2,200	112,574
Cameco Corporation	5,000	216,600
Martin Marietta Materials, Inc.	3,000	1,841,820
Packaging Corporation of America	6,000	1,138,680
Ramaco Resources, Inc. - Class A	2,500	42,100
Steel Dynamics, Inc.	14,000	2,075,220
Valvoline, Inc. (a)	9,236	411,648
		6,422,862
Real Estate — 2.7%
Mid-America Apartment Communities, Inc.	15,000	1,973,700

Technology — 16.9%
Advanced Micro Devices, Inc. (a)	1,964	354,482
Analog Devices, Inc.	3,671	726,087
ANSYS, Inc. (a)	3,000	1,041,480
Arrow Electronics, Inc. (a)	8,500	1,100,410
Broadridge Financial Solutions, Inc.	3,500	717,010
InterDigital, Inc.	1,000	106,460
Lam Research Corporation	1,075	1,044,438

15

THE GOVERNMENT STREET OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 85.2% (Continued)	Shares	Value
Technology — 16.9% (Continued)
Microchip Technology, Inc.	8,800	$789,448
NVIDIA Corporation	7,050	6,370,098
Palantir Technologies, Inc. - Class A (a)	5,000	115,050
Rambus, Inc. (a)	1,500	92,715
StoneCo Ltd. - Class A (a)	1,500	24,915
		12,482,593

Total Common Stocks (Cost $16,211,176)		$62,944,151

EXCHANGE-TRADED FUNDS — 7.6%	Shares	Value
iShares Core S&P Mid-Cap ETF	32,500	$1,974,050
SPDR S&P MidCap 400® ETF Trust	6,500	3,616,600
Total Exchange-Traded Funds (Cost $4,782,164)		$5,590,650

MONEY MARKET FUNDS — 7.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 5.21% (b) (Cost $5,305,870)	5,305,870	$5,305,870

Total Investments at Value — 100.0%
(Cost $26,299,210)		$73,840,671

Other Assets in Excess of Liabilities — 0.0% (c)		15,639

Net Assets — 100.0%		$73,856,310

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2024.

(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

16

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2024
	The	The
	Government	Government
	Street	Street
	Equity	Opportunities
	Fund	Fund
ASSETS
Investments in securities:
At cost	$33,454,834	$26,299,210
At value (Note 2)	$82,707,837	$73,840,671
Cash	19,995	10,560
Receivable for capital shares purchased	—	457
Dividends receivable	29,638	58,109
Other assets	3,665	4,780
TOTAL ASSETS	82,761,135	73,914,577

LIABILITIES
Distributions payable	1,335	—
Payable for capital shares redeemed	13,987	—
Accrued management fees (Note 4)	41,434	46,117
Payable to administrator (Note 4)	7,460	6,680
Other accrued expenses	5,625	5,470
TOTAL LIABILITIES	69,841	58,267

NET ASSETS	$82,691,294	$73,856,310

Net assets consists of:
Paid-in capital	$32,784,849	$25,835,503
Distributable earnings	49,906,445	48,020,807
Net assets	$82,691,294	$73,856,310

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	732,421	1,651,243

Net asset value, offering price and redemption price per share (Note 2)	$112.90	$44.73

See accompanying notes to financial statements.

17

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2024
	The	The
	Government	Government
	Street	Street
	Equity	Opportunities
	Fund	Fund
INVESTMENT INCOME
Dividends	$1,293,608	$1,153,167
Foreign withholding taxes on dividends	(2,653)	(3,434)
TOTAL INVESTMENT INCOME	1,290,955	1,149,733

EXPENSES
Management fees (Note 4)	433,981	479,424
Administration fees (Note 4)	72,354	63,980
Shareholder servicing fees (Note 4)	25,669	23,684
Trustees’ fees and expenses (Note 4)	23,051	23,051
Audit and tax services fees	16,915	16,915
Registration and filing fees	15,815	17,144
Legal fees	8,202	8,202
Shareholder reporting expenses	7,319	7,364
Custodian and bank service fees	7,467	7,182
Compliance fees and expenses (Note 4)	7,270	7,270
Postage and supplies	3,500	3,542
Other expenses	8,019	8,128
TOTAL EXPENSES	629,562	665,886

NET INVESTMENT INCOME	661,393	483,847

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investments	2,459,656	491,593
Net realized gains from in-kind redemptions (Note 2)	1,850,014	2,723,959
Net change in unrealized appreciation (depreciation) on investments	14,174,579	12,035,561
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	18,484,249	15,251,113

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,145,642	$15,734,960

See accompanying notes to financial statements.

18

THE GOVERNMENT STREET EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2024	2023
FROM OPERATIONS
Net investment income	$661,393	$707,584
Net realized gains from investments	2,459,656	2,034,589
Net realized gains from in-kind redemptions (Note 2)	1,850,014	370,072
Net change in unrealized appreciation (depreciation) on investments	14,174,579	(9,799,062)
Net increase (decrease) in net assets resulting from operations	19,145,642	(6,686,817)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(3,953,443)	(2,156,116)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	730,022	318,339
Net asset value of shares issued in reinvestment of distributions to shareholders	3,911,061	2,123,213
Payments for shares redeemed	(4,437,299)	(2,749,595)
Net increase (decrease) in net assets from capital share transactions	203,784	(308,043)

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,395,983	(9,150,976)

NET ASSETS
Beginning of year	67,295,311	76,446,287
End of year	$82,691,294	$67,295,311

CAPITAL SHARE ACTIVITY
Shares sold	7,112	3,537
Shares reinvested	40,628	24,135
Shares redeemed	(44,069)	(29,882)
Net increase (decrease) in shares outstanding	3,671	(2,210)
Shares outstanding, beginning of year	728,750	730,960
Shares outstanding, end of year	732,421	728,750

See accompanying notes to financial statements.

19

THE GOVERNMENT STREET OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2024	2023
FROM OPERATIONS
Net investment income	$483,847	$462,409
Net realized gains from investments	491,593	1,548,765
Net realized gains from in-kind redemptions (Note 2)	2,723,959	281,100
Net change in unrealized appreciation (depreciation) on investments	12,035,561	(5,411,530)
Net increase (decrease) in net assets resulting from operations	15,734,960	(3,119,256)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,252,425)	(2,505,818)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,226,498	1,730,992
Net asset value of shares issued in reinvestment of distributions to shareholders	1,238,230	2,458,112
Payments for shares redeemed	(4,670,189)	(2,397,436)
Net increase (decrease) in net assets from capital share transactions	(1,205,461)	1,791,668

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,277,074	(3,833,406)

NET ASSETS
Beginning of year	60,579,236	64,412,642
End of year	$73,856,310	$60,579,236

CAPITAL SHARE ACTIVITY
Shares sold	56,411	50,213
Shares reinvested	32,365	71,446
Shares redeemed	(118,436)	(66,782)
Net increase (decrease) in shares outstanding	(29,660)	54,877
Shares outstanding, beginning of year	1,680,903	1,626,026
Shares outstanding, end of year	1,651,243	1,680,903

See accompanying notes to financial statements.

20

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Years Ended March 31,
	2024	2023	2022	2021	2020
Net asset value at beginning of year	$92.34	$104.58	$98.83	$68.30	$73.37

Income (loss) from investment operations:
Net investment income (a)	0.90	0.97	0.58	0.64	0.80
Net realized and unrealized gains (losses) on investments	25.07	(10.23)	16.42	36.33	(1.82)
Total from investment operations	25.97	(9.26)	17.00	36.97	(1.02)

Less distributions from:
Net investment income	(0.89)	(0.98)	(0.58)	(0.64)	(0.80)
Net realized gains	(4.52)	(2.00)	(10.67)	(5.80)	(3.25)
Total distributions	(5.41)	(2.98)	(11.25)	(6.44)	(4.05)

Net asset value at end of year	$112.90	$92.34	$104.58	$98.83	$68.30

Total return (b)	29.25%	(8.68%)	17.51%	55.46%	(2.04%)

Net assets at end of year (000’s)	$82,691	$67,295	$76,446	$69,948	$49,981

Ratio of total expenses to average net assets (c)	0.87%	0.87%	0.84%	0.86%	0.91%

Ratio of net investment income to average net assets (c)	0.92%	1.07%	0.55%	0.71%	1.01%

Portfolio turnover rate	23%	14%	14%	17%	14%

(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests, if any.

(b)	Total return is a measure of the change in value on an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deductions of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests, if any.

See accompanying notes to financial statements.

21

THE GOVERNMENT STREET OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Years Ended March 31,
	2024	2023	2022	2021	2020
Net asset value at beginning of year	$36.04	$39.61	$35.73	$23.56	$26.78

Income (loss) from investment operations:
Net investment income (a)	0.29	0.27	0.17	0.10	0.16
Net realized and unrealized gains (losses) on investments	9.14	(2.31)	5.20	13.19	(2.16)
Total from investment operations	9.43	(2.04)	5.37	13.29	(2.00)

Less distributions from:
Net investment income	(0.30)	(0.19)	(0.18)	(0.10)	(0.16)
Net realized gains	(0.44)	(1.34)	(1.31)	(1.02)	(1.06)
Total distributions	(0.74)	(1.53)	(1.49)	(1.12)	(1.22)

Net asset value at end of year	$44.73	$36.04	$39.61	$35.73	$23.56

Total return (b)	26.55%	(4.91%)	15.11%	57.00%	(8.18%)

Net assets at end of year (000’s)	$73,856	$60,579	$64,413	$58,288	$39,422

Ratio of total expenses to average net assets (c)	1.04%	1.05%	1.02%	1.07%	1.09%

Ratio of net investment income to average net assets (c)	0.76%	0.78%	0.44%	0.32%	0.57%

Portfolio turnover rate	17%	9%	8%	13%	2%

(a)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underlying investment companies in which the Fund invests, if any.

(b)	Total return is a measure of the change in value on an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deductions of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests, if any.

See accompanying notes to financial statements.

22

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2024

1. Organization

The Government Street Equity Fund and The Government Street Opportunities Fund (the “Funds”) are each a diversified, no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The investment objective of The Government Street Equity Fund is to seek capital appreciation.

The investment objective of The Government Street Opportunities Fund is to seek capital appreciation.

2. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Regulatory update — Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) – On January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Securities valuation — All investments in securities are recorded at their estimated fair value. The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds (“ETFs”), if any, are valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than ETFs but including money market funds, are valued

23

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value as determined by Leavel l Investment Management, Inc. (the “Adviser”), as the Fund’s valuation designee, in accordance with procedures adopted by the Board of Trustees (the “Board” or “Trustees”) pursuant to Rule 2a-5 under the 1940 Act. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors. GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Funds’ investments based on the inputs used to value the investments as of March 31, 2024, by asset type:

The Government Street Equity Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$74,987,169	$—	$—	$74,987,169
Exchange-Traded Funds	4,367,871	—	—	4,367,871
Money Market Funds	3,352,797	—	—	3,352,797
Total	$82,707,837	$—	$—	$82,707,837

24

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Government Street Opportunities Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$62,944,151	$—	$—	$62,944,151
Exchange-Traded Funds	5,590,650	—	—	5,590,650
Money Market Funds	5,305,870	—	—	5,305,870
Total	$73,840,671	$—	$—	$73,840,671

Refer to each Fund’s Schedule of Investments for a listing of the common stocks by sector type. There were no Level 3 securities or derivative instruments held by the Funds as of or during the year ended March 31, 2024.

Share valuation — The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income — Interest income is accrued as earned. Discounts and premiums on fixed-income securities purchased, if any, are amortized using the effective interest method. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund and declared and paid annually to shareholders of The Government Street Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Dividends and distributions are recorded on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2024 and 2023 was as follows:

	Years	Ordinary	Long-Term	Total
	Ended	Income	Capital Gains	Distributions*
The Government Street Equity Fund	03/31/24	$654,277	$3,300,436	$3,954,713
	03/31/23	$708,660	$1,446,322	$2,154,982
The Government Street Opportunities Fund	03/31/24	$509,193	$743,232	$1,252,425
	03/31/23	$326,581	$2,179,237	$2,505,818

*	Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to distributions payable amounts.

25

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the Funds and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and any net realized capital gains are distributed in accordance with the Code. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2024:

	The Government	The Government
	Street Equity	Street Opportunities
	Fund	Fund
Cost of investments	$33,457,642	$26,299,210
Gross unrealized appreciation	$49,413,977	$47,573,907
Gross unrealized depreciation	(163,782)	(32,446)
Net unrealized appreciation	49,250,195	47,541,461
Undistributed ordinary income	10,730	86,104
Undistributed long-term capital gains	646,855	393,242
Distributions payable	(1,335)	—
Total distributable earnings	$49,906,445	$48,020,807

The difference between the federal income tax cost of investments and the financial statement cost of investments for The Government Street Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to adjustments to basis for passive foreign investment companies.

26

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended March 31, 2024, The Government Street Equity Fund and The Government Street Opportunities Fund realized $1,850,014 and $2,723,959, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares receive investment securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed investment securities on the date of redemption exceeds the cost of those investment securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these gains against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the each Fund’s net assets or NAV per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (generally, three years) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended March 31, 2024, the Funds did not incur any interest or penalties.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2024:

		The Government
	The Government	Street
	Street Equity	Opportunities
	Fund	Fund
Purchases of investment securities	$15,579,603	$10,328,034
Proceeds from sales of investment securities	$15,811,565	$10,755,491

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

Each Fund’s investments are managed by the Adviser under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a management fee, which is computed and accrued daily and paid monthly, at annual rates of 0.60% of its average daily net assets up to $100 million and 0.50%

27

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

of such assets in excess of $100 million. The Government Street Opportunities Fund pays the Adviser a management fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assets.

Certain officers of the Trust are also officers of the Adviser and are not paid by the Funds for serving in such capacities.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

SHAREHOLDER SERVICING PLAN

The Funds have adopted a Shareholder Servicing Plan (the “Plan”), which allows each Fund to make payments to financial organizations (including payments directly to the Adviser and the distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of each Fund’s average daily net assets. During the year ended March 31, 2024, The Government Street Equity Fund and The Government Street Opportunities Fund incurred fees of $25,669 and $23,684, respectively, under the Plan.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. During the fiscal year, each Trustee who was not an affiliated person of the Adviser or Ultimus received from the Trust an annual retainer of $30,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust paid its proportionate share of such fees.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The

28

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

6. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio would be adversely affected. As of March 31, 2024, the Government Street Equity Fund had 28.7% of its net assets invested in securities within the Technology sector.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events, except for the following:

Effective April 1, 2024, each Trustee who is not an affiliated person of the Adviser or Ultimus will receive from the Trust an annual retainer of $41,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust will pay its proportionate share of such fees, based on relative net assets.

29

THE GOVERNMENT STREET FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of The Government Street Funds and
Board of Trustees of Williamsburg Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Government Street Funds, comprising The Government Street Equity Fund and The Government Street Opportunities Fund (the “Funds”), each a series of Williamsburg Investment Trust, as of March 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2024, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting

30

THE GOVERNMENT STREET FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 23, 2024

31

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2023 through March 31, 2024).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

32

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning	Ending		Expenses
	Account Value	Account Value	Expense	Paid During
	Oct. 1, 2023	March 31, 2024	Ratio(a)	Period(b)
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,250.10	0.87%	$4.89
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.66	0.87%	$4.39
The Government Street Opportunities Fund
Based on Actual Fund Return	$1,000.00	$1,238.50	1.04%	$5.82
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.80	1.04%	$5.25

(a)	Annualized, based on each Fund’s most recent one-half year expenses.

(b)	Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

33

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustees and Officers		Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	225 Pictoria Drive, Suite 450 Cincinnati, OH	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of The Davenport Funds	Since July 2012
	George K. Jennison	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Trustee	Since January 2015
	Harris V. Morrissette	225 Pictoria Drive, Suite 450 Cincinnati, OH	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	225 Pictoria Drive, Suite 450 Cincinnati, OH	1953	Trustee	Since February 2014
	Thomas W. Leavell	210 St. Joseph Street Mobile, AL	1943	President of The Government Street Funds	Since February 2004
	Mary Shannon Hope	210 St. Joseph Street Mobile, AL	1963	Vice President of The Government Street Funds	Since August 2008
	Timothy S. Healey	2712 18th Place South Birmingham, AL	1953	Vice President of The Government Street Funds	Since January 1995
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	David K. James	225 Pictoria Drive, Suite 450 Cincinnati, OH	1970	Secretary	Since November 2018
	Michael J. Nanosky	225 Pictoria Drive, Suite 450 Cincinnati, OH	1966	Chief Compliance Officer	Since March 2020

*	Mr. Ackerly, as an affiliated person of an investment adviser to the Trust, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

34

THE GOVERNMENT STREET FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees nine portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV, is Senior Vice President and Portfolio Manager of Davenport & Company, LLC (a broker-dealer and investment advisory firm).

George K. Jennison is retired. He previously was President of Oyster Consulting, LLC (a management consulting firm) and a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of Trustmark Corporation (bank holding company).

Elizabeth W. Robertson serves as a Trustee of TowneBank Foundation, TowneBank Corporate Board, TowneBank Audit Committee Chair and TowneBank Community Board since 2015. She previously was Chief Financial Officer of Monument Restaurants LLC.

Thomas W. Leavell is Portfolio Manager of the Adviser.

Mary Shannon Hope is Operations Director and Portfolio Manager of the Adviser.

Timothy S. Healey is Chief Investment Officer and Portfolio Manager of the Adviser.

Mark J. Seger is a Vice Chairman of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. He previously was Co-CEO of Ultimus Fund Solutions, LLC (1999 to 2019).

David K. James is an Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present). He previously was Managing Director and Managing Counsel at State Street Bank and Trust Company (2009 to 2018).

Michael J. Nanosky is a Senior Compliance Officer of Northern Lights Distributors, LLC (2020 to present). He previously was Senior Vice President & Chief Compliance Officer of PNC Funds (2014 to 2019).

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1125.

35

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on November 14, 2023, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of the Investment Advisory Agreements with the Adviser for an additional one-year period on behalf of The Government Street Equity Fund and The Government Street Opportunities Fund (individually, a “Fund,” collectively, the “Funds”). Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the continuation of the Investment Advisory Agreements.

Prior to the Board meeting, the Adviser provided materials in response to a letter sent by counsel to the Independent Trustees, on their behalf, requesting various information relevant to the Independent Trustees’ consideration of the renewal of the Investment Advisory Agreements with respect to each Fund. In approving the continuance of the Investment Advisory Agreements, the Independent Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Independent Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. During a meeting of the Governance, Nomination, Compensation and Qualified Legal Compliance Committee held prior to the Board meeting, the Independent Trustees reviewed the proposed renewal of the Investment Advisory Agreements with experienced independent legal counsel outside the presence of representatives of the Adviser and received materials from counsel discussing the legal standards for their consideration of the proposed renewal of the Investment Advisory Agreements.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuance of the Investment Advisory Agreements. Rather the Independent Trustees concluded, after weighing and balancing the factors described below, that it was in the best interests of each Fund and its respective shareholders to continue the Investment Advisory Agreements, in their present form, for an additional one-year period.

Nature, Extent and Quality of Services

The Independent Trustees’ evaluation of the nature, extent and quality of the Adviser’s services took into consideration their knowledge gained through presentations and reports from the Adviser over the course of the twelve-month period ended September 30, 2023, including the Adviser’s views on the overall conditions of the economy and the markets. The Independent Trustees considered various factors that may have influenced the markets, investor preferences and market sentiment during the past year and the adjustments that have been made by the Adviser to the portfolio management process in response to the narrowing of the markets in favor of technology stocks. The Independent Trustees also considered the scope and quality of the in-house

36

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

capabilities of the Adviser and other resources that it dedicates to performing services for the Funds; the quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers; the Adviser’s compliance with the investment policies of the Funds and applicable laws and regulations; the business reputation of the Adviser; the experience of the Funds’ portfolio manager, and the Adviser’s financial resources.

Investment Performance

The Independent Trustees considered the performance of each Fund for the 1-year, 3-year, 5-year, and 10-year periods ended September 30, 2023, compared to the Fund’s benchmark and a peer group of funds with similar investment objectives and strategies. The Independent Trustees noted that The Government Street Equity Fund (i) underperformed its benchmark (the S&P 500® Index) during the 1-year, 3-year and 10-year periods ended September 30, 2023, but outperformed its benchmark over the 5-year period; and (ii) underperformed the median of its peer group during the 1-year and 3-year periods ended September 30, 2023, but outperformed the median of its peer group over the 5-year and 10-year periods. The Independent Trustees noted that The Government Street Opportunities Fund (i) slightly underperformed its benchmark (the S&P 400® Index) during the 1-year period ended September 30, 2023, but outperformed its benchmark over the 3-year, 5-year and 10-year periods; and outperformed the median of its peer group during the 1-year, 3-year, 5-year and 10-year periods. In evaluating each Fund’s investment performance, the Board took into account the challenges of navigating the uncertainties in the market that have emerged from the confluence of higher interest rates, high inflation, mounting government debt, and escalating international unrest.

Fees and Expense Ratios

In reviewing the fees payable under the Investment Advisory Agreements, the Independent Trustees compared the advisory fees and overall expense levels of each Fund with those of funds with similar investment objectives and strategies. The Independent Trustees noted that, according to statistics derived from Morningstar, Inc., the advisory fee for each Fund was higher than the median of similarly managed funds and the total expense ratio for each Fund was higher than the average of similarly managed funds. The Independent Trustees considered information about the Adviser’s profitability with respect to each Fund, including the assumptions and methodology the Adviser used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Independent Trustees considered not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Independent Trustees also considered the Adviser’s

37

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

representations that the Funds’ portfolio trades were executed based on the best available price and execution, and that the Adviser does not participate in any soft dollar or revenue sharing arrangements with respect to the Funds.

Economies and Benefits of Scale

Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that it was relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees did consider the “fallout” benefits to the Adviser with respect to the Funds but viewed this as a secondary factor in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

Conclusions

Based on the consideration of the foregoing and such other information as was deemed relevant, the Independent Trustees concluded that: (i) the overall performance of each Fund is satisfactory in comparison to the performance to its benchmark and peer group and the Adviser has provided quality services to the Funds; (ii) the advisory fees for each Fund, while higher than the median for similarly managed funds according to statistics derived from Morningstar, Inc., are reasonable in relation to the quality and level of services provided by the Adviser; (iii) the total operating expense ratio of each Fund, while higher than the average for similarly managed funds according to statistics derived from Morningstar, Inc., remains competitive, and (iv) the profits of the Adviser with respect to its management of each Fund is reasonable.

38

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and the Funds’ website https://funddocs.filepoint.com/govstreet/.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2024 the Government Street Equity Fund and the Government Street Opportunities Fund designated $3,300,436 and $743,232 respectively, as long-term capital gain distributions.

Qualified Dividend Income — The Funds each designate 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction — Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distributions that qualify under tax law. For the fiscal year ended March 31, 2024, 100% of the Government Street Equity Fund and the Government Street Opportunities Fund’s ordinary income dividends qualifies for the corporate dividends received deduction.

39

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The Government Street Funds

No-Load Mutual Funds

Investment Adviser

Leavell Investment Management, Inc.

210 St. Joseph Street

Mobile, AL 36602

Administrator

Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, OH 45246-0707

1-866-738-1125

Legal Counsel

Sullivan & Worcester LLP

1666 K Street, N.W.

Washington, DC 20006

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 N Water Street,

Suite 830

Milwaukee, WI 53202

Board of Trustees

Robert S. Harris, Ph.D., Chairman

John P. Ackerly, IV

George K. Jennison

Harris V. Morrissette

Elizabeth W. Robertson

Portfolio Manager

Thomas W. Leavell,

     The Government Street Equity Fund

     The Government Street Opportunities Fund

Government Street-AR-24

THE
JAMESTOWN
EQUITY FUND

No-Load Fund

ANNUAL REPORT

March 31, 2024

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

LETTER TO SHAREHOLDERS	April 24, 2024

For the fiscal year ended March 31, 2024, The Jamestown Equity Fund (the “Fund”) returned 30.48% compared to 29.88% for the S&P 500® Index. Equity markets bounced around in the first half of the fiscal year as investors dealt with several large bank failures early in the fiscal year, and a persistent rise in interest rates during the first half of the year. When interest rates peaked in October 2023, equity markets began a massive rally that continued through the end of the fiscal year.

Large capitalization equities outperformed for the past twelve months with the S&P 500®’s return handily beating the small capitalization Russell 2000® Index’s return of 19.71%. Equity markets were led by the performance of mega capitalization technology-oriented stocks during the fiscal year. The Russell 1000® Growth Index return of 39.00% significantly outperformed the 20.27% return from the Russell 1000® Value Index. International markets were up for the year but continued to lag the performance of U.S. equities.

Sector selection was essentially neutral during the fiscal year with underweights to some of the more defensive sectors like Utilities, Health Care and Real Estate offset by overweight positions in the Energy and Consumer Staples sectors along with the drag from cash holdings in a strong equity market. Security selection drove the Fund’s modest outperformance during the fiscal year. The sectors with the strongest security selection were the Communications, Consumer Discretionary, and Industrial sectors. This was partially offset by below market performance in the Health Care, Technology and Energy sectors. On an absolute basis, the five best performing stocks were NVDIA Corporation, Meta Platforms, Broadcom, Eaton Corporation, and Applied Materials, while the five worst performing stocks were Pfizer, United Parcel Service, Eastman Chemical, The Walt Disney Company, and Cisco Systems. All of these stocks were still held in the Fund at the end of the fiscal year with the exceptions of Disney and Eastman Chemical.

The economy has remained resilient in the face of higher interest rates. Inflation has come down from peak levels but is still not at the Federal Reserve’s (the “Fed”) 2% target. The Fed last hiked interest rates in July 2023 and has been on hold since. Market participants came into 2024 expecting the Fed to cut rates up to six times. With the economy remaining stronger than expected and several recent higher than expected inflation reports, those expectations for rate cuts have moderated to a forecast of three rate cuts by the Fed. So far, equity markets have adjusted well to the expectations for more modest interest rate cuts, as well as a later start to when the Fed may begin those cuts.

Earnings growth was bifurcated over the past four quarters with strong overall growth from the Technology and Communications sectors and slightly positive growth from the rest of the market. As a result, valuations on the overall S&P 500® have moved up to roughly 21X forecasted earnings expectations for the S&P 500®. Earnings growth began to pick up and broaden out slightly at the end of calendar 2023. Analysts currently expect the overall pace and the breadth of earnings growth to accelerate as we move through 2024, and investors will be watching closely to see if those predictions are met.

The S&P 500®’s net profit margin is back at new highs, led by performance in the Technology and Communication Services sectors. Many of these companies are remarkably profitable with huge global market share--borderline monopolies really. This transformation of our human experience has also thoroughly upended the composition of the U.S. stock market, a market that

1

LETTER TO SHAREHOLDERS	April 24, 2024

was once dominated by slower growing, less profitable cyclical companies like Exxon and GE. The S&P 500® is more profitable, generates more cash flow, is less cyclical and grows faster than it otherwise would have because of tech’s growing influence. The exceptional health of these businesses is also one of the principal reasons that the market continues to ignore the laundry list of problems we face. And we believe it is reasonable to conclude that technological advances will eventually address some of them.

10-year Treasury yields peaked at 5% in early October 2023 and equity markets were under some pressure as interest rates rose toward that peak. Just as quickly as the rose, interest rates came back down with the 10-year Treasury moving below 4% by the end of calendar 2023. Interest rates have moved up this year due to stronger economic reports and stickier than expected inflation, and the 10-year Treasury ended the fiscal year at 4.2%. In addition to the focus of earnings growth throughout the year, investors will be keenly focused on the path of interest rates and the ability of the Federal Reserve to begin cutting short term interest rates at some point this year.

At the end of March 2024, 96.00% of the Fund was invested in a diversified portfolio of equities, while holding 4.00% in cash. The Fund was slightly overweight the Communication, Consumer Staples, Energy and Technology sectors and underweight the Consumer Discretionary, Financials, Health Care, Materials, Utilities and Real Estate sectors at the end of the fiscal year.

2

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
The Jamestown Equity Fund
and the S&P 500® Index

	Average Annual Total Returns
	(for periods ended March 31, 2024)

	1 Year	5 Years	10 Years
The Jamestown Equity Fund (a)	30.48%	15.83%	11.43%
S&P 500® Index	29.88%	15.05%	12.96%

(a)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
March 31, 2024

Asset Allocation (% of Net Assets)

% of
Ten Largest Equity Holdings	Net Assets
Microsoft Corporation	5.1%
Apple, Inc.	4.7%
Meta Platforms, Inc. - Class A	4.4%
NVIDIA Corporation	3.9%
Amazon.com, Inc.	3.5%
Vanguard Information Technology ETF	3.4%
JPMorgan Chase & Company	3.1%
Alphabet, Inc. - Class C	2.8%
Oracle Corporation	2.3%
Ameriprise Financial, Inc.	2.3%

Sector Concentration vs. the S&P 500® Index

4

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
March 31, 2024
COMMON STOCKS — 87.1%	Shares	Value
Communications — 9.5%
Alphabet, Inc. - Class C (a)	10,000	$1,522,600
Booking Holdings, Inc.	335	1,215,340
Meta Platforms, Inc. - Class A	4,928	2,392,938
		5,130,878
Consumer Discretionary — 7.3%
Amazon.com, Inc. (a)	10,500	1,893,990
Home Depot, Inc. (The)	1,350	517,860
Lowe’s Companies, Inc.	2,300	585,879
TJX Companies, Inc. (The)	9,100	922,922
		3,920,651
Consumer Staples — 6.6%
PepsiCo, Inc.	2,690	470,777
Procter & Gamble Company (The)	5,100	827,475
Target Corporation	4,300	762,003
Unilever plc - ADR	18,505	928,766
Walmart, Inc.	9,000	541,530
		3,530,551
Energy — 6.0%
Chevron Corporation	7,200	1,135,728
Exxon Mobil Corporation	7,170	833,441
Schlumberger Ltd.	11,545	632,781
TotalEnergies SE - ADR	9,500	653,885
		3,255,835
Financials — 10.4%
Ameriprise Financial, Inc.	2,800	1,227,632
Chubb Ltd.	1,800	466,434
Goldman Sachs Group, Inc. (The)	1,800	751,842
JPMorgan Chase & Company	8,300	1,662,490
Morgan Stanley	7,500	706,200
PNC Financial Services Group, Inc. (The)	4,800	775,680
		5,590,278
Health Care — 10.3%
Amgen, Inc.	1,300	369,616
CVS Health Corporation	8,500	677,960
Elevance Health, Inc.	1,650	855,591
Johnson & Johnson	4,000	632,760
Merck & Company, Inc.	4,000	527,800
Pfizer, Inc.	27,510	763,403
Thermo Fisher Scientific, Inc.	1,400	813,694
UnitedHealth Group, Inc.	1,800	890,460
		5,531,284

5

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 87.1% (Continued)	Shares	Value
Industrials — 8.7%
Eaton Corporation plc	2,900	$906,772
Lockheed Martin Corporation	825	375,268
Norfolk Southern Corporation	3,200	815,584
RTX Corporation	11,740	1,145,002
Trane Technologies plc	3,500	1,050,700
United Parcel Service, Inc. - Class B	2,600	386,438
		4,679,764
Real Estate — 1.5%
American Tower Corporation	4,192	828,297

Technology — 24.8%
Adobe, Inc. (a)	1,400	706,440
Apple, Inc.	14,700	2,520,756
Applied Materials, Inc.	5,650	1,165,199
Broadcom, Inc.	840	1,113,344
Cisco Systems, Inc.	17,750	885,903
Microsoft Corporation	6,500	2,734,680
NVIDIA Corporation	2,305	2,082,706
Oracle Corporation	10,000	1,256,100
Visa, Inc. - Class A	3,175	886,079
		13,351,207
Utilities — 2.0%
Duke Energy Corporation	11,040	1,067,679

Total Common Stocks (Cost $17,962,334)		$46,886,424

EXCHANGE-TRADED FUNDS — 9.0%	Shares	Value
Consumer Staples Select Sector SPDR Fund	7,550	$576,518
Invesco KBW Bank ETF	12,165	652,774
iShares Expanded Tech-Software Sector ETF	8,150	694,950
iShares Semiconductor ETF	4,800	1,084,416
Vanguard Information Technology ETF	3,500	1,835,190
Total Exchange-Traded Funds (Cost $1,932,818)		$4,843,848

6

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 4.0%	Shares	Value
Federated Hermes Government Obligations Fund - Institutional Class, 5.18% (b) (Cost $2,158,937)	2,158,937	$2,158,937

Total Investments at Value — 100.1%
(Cost $22,054,089)		$53,889,209

Liabilities in Excess of Other Assets — (0.1%)		(39,871)

Net Assets — 100.0%		$53,849,338

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2024.

See accompanying notes to financial statements.

7

THE JAMESTOWN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2024
ASSETS
Investments in securities:
At cost	$22,054,089
At value (Note 2)	$53,889,209
Cash	13,180
Dividends receivable	28,005
Other assets	4,003
TOTAL ASSETS	53,934,397

LIABILITIES
Distributions payable	2,033
Payable for capital shares redeemed	37,069
Accrued management fees (Note 4)	36,252
Payable to administrator (Note 4)	6,000
Other accrued expenses	3,705
TOTAL LIABILITIES	85,059

NET ASSETS	$53,849,338

Net assets consist of:
Paid-in capital	$20,267,970
Distributable earnings	33,581,368
Net assets	$53,849,338

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,667,016

Net asset value, offering price and redemption price per share (Note 2)	$32.30

See accompanying notes to financial statements.

8

THE JAMESTOWN EQUITY FUND
STATEMENT OF OPERATIONS
Year Ended March 31, 2024
INVESTMENT INCOME
Dividends	$906,050
Foreign withholding taxes on dividends	(8,344)
TOTAL INVESTMENT INCOME	897,706

EXPENSES
Management fees (Note 4)	305,417
Administration fees (Note 4)	60,000
Trustees’ fees and expenses (Note 4)	22,977
Audit and tax services fees	16,915
Registration and filing fees	13,767
Compliance service fees and expenses (Note 4)	12,270
Shareholder reporting expense	9,014
Legal fees	8,802
Custodian and bank service fees	7,586
Shareholder servicing fees (Note 4)	4,820
Postage and supplies	3,524
Insurance expense	1,412
Other expenses	9,146
TOTAL EXPENSES	475,650
Fees voluntarily waived by the Adviser (Note 4)	(29,271)
NET EXPENSES	446,379

NET INVESTMENT INCOME	451,327

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investment transactions	2,103,408
Net change in unrealized appreciation (depreciation) on investments	10,229,082
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	12,332,490

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,783,817

See accompanying notes to financial statements.

9

THE JAMESTOWN EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
	Year	Year
	Ended	Ended
	March 31,	March 31,
	2024	2023
FROM OPERATIONS
Net investment income	$451,327	$464,146
Net realized gains on investment transactions	2,103,408	3,251,417
Net change in unrealized appreciation (depreciation) on investments	10,229,082	(6,891,866)
Net increase (decrease) in net assets resulting from operations	12,783,817	(3,176,303)

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(1,789,251)	(5,789,948)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	205,533	341,376
Net asset value of shares issued in reinvestment of distributions to shareholders	1,752,769	5,648,746
Payments for shares redeemed	(2,182,163)	(4,136,511)
Net increase (decrease) in net assets from capital share transactions	(223,861)	1,853,611

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,770,705	(7,112,640)

NET ASSETS
Beginning of year	43,078,633	50,191,273
End of year	$53,849,338	$43,078,633

CAPITAL SHARE ACTIVITY
Shares sold	7,226	13,459
Shares reinvested	63,645	225,428
Shares redeemed	(78,161)	(161,336)
Net increase (decrease) in shares outstanding	(7,290)	77,551
Shares outstanding, beginning of year	1,674,306	1,596,755
Shares outstanding, end of year	1,667,016	1,674,306

See accompanying notes to financial statements.

10

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data for a Share Outstanding Throughout Each Year:

	Years Ended March 31,
	2024	2023	2022	2021	2020
Net asset value at beginning of year	$25.73	$31.43	$28.96	$19.08	$21.79

Income (loss) from investment operations:
Net investment income (a)	0.27	0.28	0.16	0.17	0.22
Net realized and unrealized gains (losses) on investments	7.37	(2.38)	3.57	11.05	(1.35)
Total from investment operations	7.64	(2.10)	3.73	11.22	(1.13)

Less distributions from:
Net investment income	(0.27)	(0.28)	(0.16)	(0.18)	(0.22)
Net realized gains	(0.80)	(3.32)	(1.10)	(1.16)	(1.36)
Total distributions	(1.07)	(3.60)	(1.26)	(1.34)	(1.58)

Net asset value at end of year	$32.30	$25.73	$31.43	$28.96	$19.08

Total return (b)	30.48%	(5.89%)	12.91%	60.23%	(6.17%)

Net assets at end of year (000’s)	$53,849	$43,078	$50,191	$47,399	$31,062

Ratio of total expenses to average net assets (c)	1.01%	1.04%	0.96%	1.05%	1.08%

Ratio of net expenses to average net assets (c)(d)	0.95%	0.95%	0.95%	0.95%	0.95%

Ratio of net investment income to average net assets (a)(c)(d)	0.96%	1.08%	0.51%	0.70%	0.96%

Portfolio turnover rate	9%	6%	8%	10%	18%

(a)	Recognition of net investment income by the Fund is affected by the timing of the declarations of dividends by the underlying investment companies in which the Fund invests.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invests. Ratios were also determined based on net expenses after expense reimbursements through a previously directed brokerage arrangement for the year ended March 31, 2020.

(d)	Ratio was determined after voluntary management fee waivers by the Adviser and reimbursed expenses (Note 4).

See accompanying notes to financial statements.

11

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2024

1. Organization

The Jamestown Equity Fund (the “Fund”) is a diversified, no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The investment objective of the Fund is long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

Regulatory update — Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds (“ETFs”) — Effective January 24, 2023, the Securities and Exchange Commission (the “SEC”) adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Securities valuation — All investments in securities are recorded at their estimated fair value. The Fund’s portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange, including common stocks and exchange-traded funds (“ETFs”), are generally valued based upon the closing price on the principal exchange where the security is traded, if available, otherwise, at the last quoted bid price. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies, other than ETFs but including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, securities will be classified as Level 1 within the fair value hierarchy (see below).

When market quotations are not readily available, if a pricing service cannot provide a price, or if the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value as determined by Lowe, Brockenbrough & Company, Inc., d/b/a Brockenbrough (the “Adviser”), as the Fund’s valuation designee, in accordance with procedures adopted by the Board of Trustees (the “Board” or “Trustees”) pursuant to Rule 2a-5 under the 1940 Act. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair

12

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments based on the inputs used to value the investments as of March 31, 2024, by security type:

	Level 1	Level 2	Level 3	Total
Common Stocks	$46,886,424	$—	$—	$46,886,424
Exchange-Traded Funds	4,843,848	—	—	4,843,848
Money Market Funds	2,158,937	—	—	2,158,937
Total	$53,889,209	$—	$—	$53,889,209

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector type. There were no Level 3 securities or derivative instruments held by the Fund as of or during the year ended March 31, 2024.

Share valuation — The NAV per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income — Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Withholding taxes on foreign dividends received by the Fund, if any, have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are

13

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended March 31, 2024 and 2023 was as follows:

Years	Ordinary	Long-Term	Total
Ended	Income	Capital Gains	Distributions*
3/31/2024	$463,284	$1,326,954	$1,790,238
3/31/2023	$508,007	$5,280,591	$5,788,598

*	Total Distributions may not tie to the amounts listed on the Statements of Changes in Net Assets due to distributions payable amounts.

Investment transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investment securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities, each as of the date of the financial statements, and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

14

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of accumulated earnings at March 31, 2024 was as follows:

Tax cost of investments	$22,107,038
Gross unrealized appreciation	$32,004,967
Gross unrealized depreciation	(222,796)
Net unrealized appreciation	31,782,171
Undistributed ordinary income	1,748
Undistributed long-term capital gains	1,799,482
Distributions payable	(2,033)
Distributable earnings	$33,581,368

The difference between the federal income tax cost of investments and the financial statement cost of investments for the Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (generally three years) of the Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended March 31, 2024, the Fund did not incur any interest or penalties.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2024:

Purchase of investment securities	$4,044,176
Proceeds from sales of investment securities	$4,264,167

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser under the terms of an Investment Advisory Agreement. The Fund pays the Adviser a management fee, which is computed and accrued daily and paid monthly, at annual rates of 0.65% of its average daily net assets up to $500 million and 0.55% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

15

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended March 31, 2024, the Adviser voluntarily limited the total annual operating expenses of the Fund to 0.95% of average daily net assets; accordingly, the Adviser voluntarily waived $29,271 of its management fees during the year ended March 31, 2024. This amount is not subject to recapture in future periods.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and certain costs related to the pricing of the Fund’s portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Fund and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

SHAREHOLDER SERVICING PLAN

The Fund has adopted a Shareholder Servicing Plan (the “Plan”), which allows the Fund to make payments to financial organizations (including payments directly to the Adviser and the distributor) for providing account administration and account maintenance services to Fund shareholders. The annual service fee may not exceed an amount equal to 0.25% of the Fund’s average daily net assets. During the year ended March 31, 2024, the Fund incurred fees of $4,820 under the Plan.

COMPENSATION OF TRUSTEES

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. During the fiscal year, each Trustee who was not an affiliated person of the Adviser or Ultimus received from the Trust an annual retainer of $30,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust paid its proportionate share of such fees.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a

16

THE JAMESTOWN EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of March 31, 2024, the Fund had 31.5% of the value of its net assets invested in common stocks and ETFs within the Technology sector.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events, except for the following:

Effective April 1, 2024, each Trustee who is not an affiliated person of the Adviser or Ultimus will receive from the Trust an annual retainer of $41,000, payable quarterly; a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $3,000 for the independent chair); and a fee of $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chair); plus reimbursement of travel and other expenses incurred in attending meetings. Each series of the Trust will pay its proportionate share of such fees, based on relative net assets.

17

THE JAMESTOWN EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of The Jamestown Equity Fund and
Board of Trustees of Williamsburg Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Jamestown Equity Fund (the “Fund”), a series of Williamsburg Investment Trust, as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 23, 2024

18

THE JAMESTOWN EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

Trustees and Officers		Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris, Ph.D.	225 Pictoria Drive, Suite 450 Cincinnati, OH	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President of The Davenport Funds	Since July 2012
	George K. Jennison	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Trustee	Since January 2015
	Harris V. Morrissette	225 Pictoria Drive, Suite 450 Cincinnati, OH	1959	Trustee	Since March 1993
	Elizabeth W. Robertson	225 Pictoria Drive, Suite 450 Cincinnati, OH	1953	Trustee	Since February 2014
	Charles M. Caravati, III	1802 Bayberry Court, Suite 400 Richmond, VA	1965	President, The Jamestown Equity Fund	Since January 1996
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	David K. James	225 Pictoria Drive, Suite 450 Cincinnati, OH	1970	Secretary	Since November 2018
	Michael J. Nanosky	225 Pictoria Drive, Suite 450 Cincinnati, OH	1966	Chief Compliance Officer	Since March 2020

*	Mr. Ackerly, as an affiliated person of an investment adviser to the Trust, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

19

THE JAMESTOWN EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees nine portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV is Senior Vice President and Portfolio Manager of Davenport & Company LLC. (a broker-dealer and investment adviser)

George K. Jennison is retired. He previously was President of Oyster Consulting, LLC (a management consulting firm) and a financial adviser with Wells Fargo Advisors, LLC.

Harris V. Morrissette is President of China Doll Rice and Beans, Inc. and Dixie Lily Foods. He is also a Director of Trustmark Corporation (bank holding company).

Elizabeth W. Robertson serves as a Trustee of TowneBank Foundation, TowneBank Corporate Board, TowneBank Audit Committee Chair and TowneBank Community Board since 2015. She previously was Chief Financial Officer of Monument Restaurants LLC.

Charles M. Caravati, III is a Managing Director of the Adviser.

Mark J. Seger is a Vice Chairman of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC. He previously was Co-CEO of Ultimus Fund Solutions, LLC (1999 to 2019).

David K. James is an Executive Vice President and Chief Legal and Risk Officer of Ultimus Fund Solutions, LLC (2018 to present). He previously was Managing Director and Managing Counsel at State Street Bank and Trust Company (2009 to 2018).

Michael J. Nanosky is a Senior Compliance Officer of Northern Lights Distributors, LLC (2020 to present). He previously was Senior Vice President & Chief Compliance Officer of PNC Funds (2014 to 2019).

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1126.

20

THE JAMESTOWN EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2023 through March 31, 2024).

The table below illustrates the Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Fund’s actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

21

THE JAMESTOWN EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

	Beginning	Ending	Net	Expenses
	Account Value	Account Value	Expense	Paid During
	October 1, 2023	March 31, 2024	Ratio(a)	Period(b)
Based on Actual Fund Return	$1,000.00	$1,230.40	0.95%	$5.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.25	0.95%	$4.80

(a)	Annualized, based on the Fund’s most recent one-half year expenses.

(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov and on the Fund’s website www.jamestownfunds.com.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2024, the Fund designated $1,326,954 as long-term capital gain distributions.

Qualified Dividend Income — The Fund designates 100% of its ordinary income distributions, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

Dividends Received Deduction — Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distributions that qualify under tax law. For the fiscal year ended March 31, 2024, 100% of the Fund’s ordinary income dividends qualifies for the corporate dividends received deduction.

22

THE JAMESTOWN EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting held on November 14, 2023, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance of the Investment Advisory Agreement with the Adviser on behalf of The Jamestown Equity Fund (the “Fund”). Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval of the continuation of the Investment Advisory Agreement for an additional one-year period.

Prior to the Board meeting, the Adviser provided materials in response to a letter sent by the counsel to the Independent Trustees, on their behalf, requesting various information relevant to the Independent Trustees’ consideration of the renewal of the Investment Advisory Agreement with respect to the Fund. In approving the continuance of the Investment Advisory Agreement, the Independent Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreement. The principal areas of review by the Independent Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. During a meeting of the Governance, Nomination, Compensation and Qualified Legal Compliance Committee held prior to the Board meeting, the Independent Trustees reviewed the proposed renewal of the Investment Advisory Agreement with experienced independent legal counsel outside the presence of representatives of the Adviser and received materials from counsel discussing the legal standards for their consideration of the proposed renewal of the Investment Advisory Agreement.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuance of the Investment Advisory Agreement. Rather the Independent Trustees concluded, after weighing and balancing the factors described below, that it was in the best interests of the Fund and its shareholders to continue the Investment Advisory Agreement, in its present form, for an additional one-year period.

Nature, Extent and Quality of Services

The Independent Trustees’ evaluation of the nature, extent and quality of the Adviser’s services took into consideration their knowledge gained through presentations and reports from the Adviser, including the Adviser’s views on the overall conditions of the economy and the markets over the course of the twelve-month period ended September 30, 2023. The Independent Trustees considered the Adviser’s investment management services and the earnings-driven screening process that is applied in the selection of large-cap securities held by the Fund. The Independent Trustees also considered the investment process and philosophy of the Adviser and the education and experience of the Fund’s portfolio managers. The Independent Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources that it dedicates to performing services for the Fund; the quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers; the Adviser’s compliance with investment policies of the Fund and applicable laws and regulations; the business reputation of the Adviser; and the Adviser’s financial resources.

23

THE JAMESTOWN EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

Investment Performance

The Independent Trustees considered the performance of the Fund for the 1-year, 3-year, 5-year, and 10-year periods ended September 30, 2023, compared to the Fund’s benchmark and peer group average of funds with similar investment objectives and strategies, and the Adviser’s comparably managed private account. The Independent Trustees noted that the Fund exceeded the performance of its benchmark (the S&P 500® Index) and the Morningstar Large Cap Blend Peer Group over the 1-year, 3-year and 5-year periods and had underperformed against the S&P 500® Index and its Morningstar Peer Group over the 10-year period. The Independent Trustees noted that as of September 30, 2023, the Fund had an overall 4-star Morningstar rating.

Fees and Expense Ratios

In reviewing the fees payable under the Investment Advisory Agreement, the Independent Trustees compared the advisory fees and overall expenses of the Fund (both before and after voluntary advisory fee waivers) with those of funds in the Morningstar Large Cap Blend category. The Independent Trustees noted that both the advisory fee and projected total expense ratio for Fund were higher than the median of the Morningstar Large Cap Blend category but were mindful of the amount of voluntary advisory fee waivers that had been made by the Adviser over the past several years. The Independent Trustees considered the comparability of fees charged and services provided to the Fund and the fees charged and services provided to the Adviser’s other clients with a similar investment mandate. The Independent Trustees considered information about the Adviser’s financial stability and profitability with respect to the Fund, including the assumptions and methodology the Adviser used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Independent Trustees considered not only the fees paid by the Fund, but also so-called “fallout” benefits to the Adviser. The Independent Trustees also considered the Adviser’s representations that the Fund’s portfolio trades were executed based on the best available price and execution, and that the Adviser does not participate in any revenue sharing arrangements relating to the Fund. In evaluating the Fund’s fees and expenses, the Trustees considered the complexity and quality of the investment process that is applied in the management of the Fund.

Economies and Benefits of Scale

Given the current size of the Fund and its expected growth, the Independent Trustees did not believe that it was relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. However, the Independent Trustees noted the advisory fee schedule for the Fund contains a breakpoint that would reduce the advisory fee rate on assets above the specified level as the Fund’s assets increased. The Independent Trustees also considered the “fallout” benefits to the Adviser for its management of the Fund, but given the amounts involved, viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund.

24

THE JAMESTOWN EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT
ADVISORY AGREEMENT (Unaudited) (Continued)

Conclusions

Based on the consideration of the foregoing and such other information as was deemed relevant, the Independent Trustees concluded that: (i) both the short- and long-term performance of The Jamestown Fund is good in comparison to the performance to its benchmark and peers, and the Adviser has provided quality services to the Fund; (ii) the advisory fee for the Fund, while higher than the average for similarly managed funds according to statistics derived from Morningstar, Inc., is reasonable in relation to the services provided by the Adviser; (iii) the total operating expense ratio of the Fund while higher, remains competitive when compared to the average expense ratio for comparable managed funds, according to statistics derived from Morningstar, Inc., (iv) the Adviser’s commitment to limit overall operating expenses of the Fund by voluntarily waiving a portion of its investment advisory fees has enabled the Fund to increase returns for shareholders; and (v) the level of the Adviser’s profitability with respect to its management of the Fund is reasonable.

25

THE JAMESTOWN EQUITY FUND www.jamestownfunds.com

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
d/b/a Brockenbrough
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
342 N. Water Street
Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Sullivan & Worcester LLP
1666 K Street, N.W.
Washington, DC 20006

Board of Trustees
John P. Ackerly, IV
George K. Jennison
Robert S. Harris, Ph.D.
Harris V. Morrissette
Elizabeth W. Robertson

Jamestown-AR-24

(b)       Not applicable

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has two audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are Dr. Robert S. Harris and Elizabeth W. Robertson. Dr. Harris and Ms. Robertson are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $120,750 and $137,000 with respect to the registrant’s fiscal years ended March 31, 2024 and 2023, respectively.

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $29,250 and $32,500 with respect to the registrant’s fiscal years ended March 31, 2024 and 2023, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•	Services, relating to a new series or class of a series, associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters—$5,000

•	Consultations with management of the registrant, not in connection with an audit, as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies—$5,000

•	All tax services provided to the registrant in the aggregate—$5,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	With respect to the fiscal years ended March 31, 2024 and 2023, aggregate non-audit fees of $29,250 and $32,500, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable

(j)       Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Governance, Nominating, Compensation and QLCC Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(1) Not applicable

(2) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Williamsburg Investment Trust

By (Signature and Title)*		/s/ David K. James
David James, Secretary

Date	May 31, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President & Principal Executive Officer
(The Government Street Equity Fund, The Government Street Opportunities Fund)

Date	May 31, 2024

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President & Principal Executive Officer
(The Jamestown Equity Fund)

Date	May 31, 2024

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President & Principal Executive Officer
(The Davenport Core Leaders Fund, Davenport Value & Income Fund, Davenport Equity Opportunities Fund, Davenport Small Cap Focus Fund, the Davenport Balanced Income Fund and the Davenport Insider Buying Fund)

Date	May 31, 2024

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer and Principal Financial Officer

Date	May 31, 2024

* Print the name and title of each signing officer under his or her signature.